[LOGO] First Investors



TOTAL RETURN
GROWTH & INCOME
BLUE CHIP
UTILITIES INCOME
MID-CAP OPPORTUNITY
SPECIAL SITUATIONS
GLOBAL

EQUITY FUNDS


ANNUAL REPORT
SEPTEMBER 30, 1998

MARKET OVERVIEW
FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

We are pleased to present the annual reports for the First Investors equity funds for the fiscal year ending September 30, 1998. Included are annual reports for: First Investors Total Return Fund ("Total Return Fund"), First Investors Growth & Income Fund ("Growth & Income Fund"), First Investors Blue Chip Fund ("Blue Chip Fund"), First Investors Utilities Income Fund ("Utilities Income Fund"), First Investors Mid-Cap Opportunity Fund ("Mid-Cap Opportunity Fund"), First Investors Special Situations Fund ("Special Situations Fund") and First Investors Global Fund, Inc. ("Global Fund").

You will note that the Funds have a new fiscal year-end, September 30. In prior years, the Total Return Fund, Blue Chip Fund, Special Situations Fund and Global Fund had fiscal years ending December 31; the Growth & Income Fund, Utilities Income Fund and Mid-Cap Opportunity Fund had fiscal years ending October 31. Consequently, reports for Funds that previously had a December 31 year-end will cover a nine month period: January 1, 1998 through September 30, 1998. Reports for Funds that previously had an October 31 year-end will cover an 11 month period: November 1, 1997 through September 30, 1998.

During the past twelve months, investors experienced the downside of economic and capital market globalization. The economic crisis that began in Thailand quickly spread through the rest of Southeast Asia, eventually undermining the capital markets and economies of Russia and Latin America. During the first half of 1998, the U.S. markets seemed immune to the "Asian Contagion." However, as the second half of the year began, investors in U.S. markets became more attuned to the risks associated with a global economy. As Alan Greenspan, the chairman of the Federal Reserve, noted, the U.S. could not remain an "oasis of prosperity" in a world facing growing economic turmoil.

Investors in the U.S. equity market were specifically concerned about the impact that a slowdown in the global economy would have on the earnings of the large public, multi-national companies. That concern spread to all areas of the equity market, ultimately undermining investor sentiment, which has been a major pillar of this decade's bull market. In addition to earnings concerns, the possibility of impeachment proceedings against President Clinton raised the level of political risk, which is normally not a major concern for investors in the U.S. equity market.

FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS GLOBAL FUND, INC.

While returns on large-cap stocks, as measured by the Standard & Poor's 500 Index and the Dow Jones Industrial Average, remained above consensus expectations through the first half of the year, concerns about exposure to a decelerating world economy led to a broad downturn in large-cap equity prices in the third quarter. As the worldwide economic activity began to be reflected in earnings revisions, many investors in large caps moved funds from equities into bonds, Treasury bills or cash. During the quarter, the problems at Long Term Capital Management surfaced, increasing investors' concerns about the exposure of large-cap financial institutions to unregulated hedge funds and the overall liquidity in the market. The combination of the decelerating worldwide economic growth, downward earnings revisions and the Long Term Capital Management issue created a defensive investment climate in the large-cap equity market.

Returns on mid- and small-cap equities fared no better than those in the large-cap area. In general, both classes of stock had little direct exposure to the economic crisis in the emerging markets or hedge funds, and were less expensive than large-cap stocks on a relative price-to-earnings basis. However, as investor sentiment towards equities in general deteriorated, the overall lack of liquidity and the perception of a higher degree of risk to earnings in the mid- and small-cap areas led to a dramatic underperformance for both classes of stock as compared to returns for large-cap stocks.

The utilities sector was one relative bright spot in the equity market. Supported by defensive fundamentals and the belief that utilities' earnings were less exposed to emerging market risk or decelerating economic growth, equity utilities investments had a solid quarter and respectable year-to-date returns. The above-market yields and solid cash flows added to the attractiveness of the utilities sector.

Through September, 1998 has been a difficult year for equity investors. The raging debate in the third quarter was whether the market action was a much needed correction or the beginning of a bear market. However, many lost sight of the fact that small- and mid-cap stocks had already dropped more than twenty percent, which usually defines a bear market. While large-cap stocks suffered too, the decline was not as great due to the fact that large-cap stocks are supported by greater liquidity, track records and consistency of earnings. While 1998 has been difficult, we do not believe we are facing an extended bear market.

The strength of the U.S. economy has always been the consumer. Bolstered by the first real wage gains in almost a generation and improving household balance sheets, we expect the consumer to continue to support modest growth in the domestic economy through 1999 and into the year 2000. Also, we believe the Federal Reserve will support a more accommodative monetary stance, leading to a continued benign interest rate environment. While the consumer is enjoying real wage gains, inflation remains dormant, further supporting the Fed's policy on interest rates.

While we continue to believe the fundamentals of the U.S. economy remain sound, investors should remain aware of the risks associated with investing in the stock market. The stock market tends to follow cycles and the current upward cycle or bull market is now the longest in history. On a technical basis, the length of the cycle could present some pressure against continued gains in the short term. The impact of lower global economic growth due to Asian economic turmoil, and its possible impact on U.S. corporate profits, could also present a risk to U.S. equity investors. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

The strength of the U.S. economy should allow for modest corporate profit gains in 1999. Equity investors should keep in mind that modest profit gains, translating into modest equity price appreciation, represent a return to the norm in the equity market. The extremely strong corporate profit gains and very high stock market returns over the past three years have been a historical anomaly and it would not be rational to continue to expect such "outsized" returns. In this environment, investors are best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]

Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

October 30, 1998

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS TOTAL RETURN FUND

Dear Investor:

We are pleased to present this annual report for the First Investors Total Return Fund for the fiscal year ending September 30, 1998. As noted in the Market Overview, this is a new fiscal year-end for the Fund.

For the reporting period, the Fund's return on a net asset value basis was 4.8% on Class A shares and 4.3% on Class B shares. The Fund outperformed the Lipper Analytical Services' flexible funds group, which returned an average of 2.4%. During the period, the Fund declared dividends from net investment income of 13 cents per share on Class A shares and 8 cents per share on Class B shares.

During the reporting period, returns on financial assets varied substantially among asset classes, consequently making asset allocation the key to the Fund's performance. At the beginning of the period, the Fund's asset allocation was 55% stocks, 35% bonds and 10% cash. The equity allocation was approximately 73% large cap, 18% mid cap and 9% small cap. The bond allocation was approximately 34% investment grade corporate bonds, 30% high yield corporate bonds, 18% Treasury bonds and 18% municipal bonds.

During the first quarter, the Fund's equity allocation was increased from 55% to 65% of assets, bonds were decreased from 35% to 33% and cash was decreased from 10% to 2%. Also, the Fund's equity holdings changed to substantially all large-cap companies, mirroring the largest holdings in the First Investors Growth & Income Fund. These changes reflected the positive outlook for the stock market, particularly large-cap stocks. The Fund benefited from these weightings as the stock market, led by large-cap stocks, rallied to all-time highs in July.

In the beginning of August, asset allocation was adjusted, with stocks decreasing from 65% to 55%, and bonds increasing from 33% to 43%. This shift was based on the belief that increasing global financial and economic instability would negatively affect the U.S. stock market, but would benefit the bond market. This shift enhanced the Fund's relative performance as the U.S. stock market fell 10% as measured by the Standard & Poor's 500 Index during August and September, and 30-year U.S. Treasury prices rallied to all-time highs. The Fund ended the reporting period with an asset allocation of 53% stocks, 45% bonds and 2% cash.

Going forward, we anticipate that the Federal Reserve will continue to lower short-term interest rates to help stabilize the markets. The Fed's actions should place a floor beneath the stock market and help keep bond yields low. Despite this favorable outlook, the financial markets are likely to remain volatile. In this environment, investors are best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]
Nancy W. Jones
Vice President
  and Co-Portfolio Manager

[SIGNATURE]
Patricia D. Poitra
Director of Equities
  and Co-Portfolio Manager

[SIGNATURE]
Clark D. Wagner
Chief Investment Officer
  and Co-Portfolio Manager
October 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF SEPTEMBER 30, 1998
                                      TOTAL RETURN FUND             LEHMAN GOV/CORP        S&P 500

Apr-90                                                   $9,375                 $10,000      $10,000
Dec-90                                                    9,543                  10,829       10,242
Dec-91                                                   11,606                  12,576       13,367
Dec-92                                                   11,489                  13,528       14,326
Dec-93                                                   12,314                  15,024       15,727
Dec-94                                                   11,879                  14,497       15,929
Dec-95                                                   15,065                  17,286       22,443
Dec-96                                                   16,665                  17,787       27,596
Dec-97                                                   19,678                  19,523       36,731
Sep-98                                                   20,615                  21,345       38,936
                                   Average Annual Total Return*
Class A Shares                                      N.A.V. Only     S.E.C. Standardized
One Year                                                  3.80%                 (2.70%)
Five Years                                               10.89%                   9.47%
Since Inception (4/24/90)                                 9.78%                   8.95%
Class B Shares
One Year                                                  3.10%                 (0.90%)
Since Inception (1/12/95)                                15.14%                  14.58%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS TOTAL RETURN FUND (CLASS A SHARES) BEGINNING 4/24/90 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND THE STANDARD & POOR'S 500 INDEX. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX COMBINES THE LEHMAN BROTHERS GOVERNMENT BOND INDEX WITH THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE GOVERNMENT BOND INDEX IS MADE UP OF THE TREASURY BOND INDEX (ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY) AND THE AGENCY BOND INDEX (ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT). THE CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED-RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.-REGISTERED CORPORATE DEBT. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 9/30/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (2.97%), 9.20% AND 8.51%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (1.16%) AND 14.32%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC., STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
September 30, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           COMMON STOCKS--53.1%
           BASIC MATERIALS--2.1%
  12,200   Air Products and Chemicals, Inc.                   $   362,950     $    47
   4,200   Dow Chemical Company                                   358,837          47
   9,300   Du Pont (E.I.) de Nemours & Company                    521,962          68
   8,700   International Paper Company                            405,637          53
-------------------------------------------------------------------------------------
                                                                1,649,386         215
-------------------------------------------------------------------------------------
           CAPITAL GOODS--2.7%
  16,100   General Electric Company                             1,280,956         167
   8,100   Illinois Tool Works, Inc.                              441,450          58
   5,100   United Technologies Corporation                        389,831          51
-------------------------------------------------------------------------------------
                                                                2,112,237         276
-------------------------------------------------------------------------------------
           COMMUNICATION SERVICES--3.2%
   7,200   Bell Atlantic Corporation                              348,750          46
  13,700   GTE Corporation                                        753,500          98
  13,560   *MCI WorldCom, Inc.                                    662,745          86
  16,100   SBC Communications, Inc.                               715,444          93
-------------------------------------------------------------------------------------
                                                                2,480,439         323
-------------------------------------------------------------------------------------
           CONSUMER CYCLICALS--5.3%
  13,600   E.W. Scripps Company - Cl. "A"                         591,600          77
  25,500   Family Dollar Stores, Inc.                             401,625          52
  14,700   Gannett Company, Inc.                                  787,369         103
  14,400   Gap, Inc.                                              759,600          99
   3,300   Home Depot, Inc.                                       130,350          17
   8,600   Knight-Ridder, Inc.                                    382,700          50
   7,800   Sears, Roebuck and Company                             344,662          45
  12,000   Wal-Mart Stores, Inc.                                  655,500          85
-------------------------------------------------------------------------------------
                                                                4,053,406         528
-------------------------------------------------------------------------------------
           CONSUMER STAPLES--8.2%
  19,100   Coca-Cola Enterprises, Inc.                            482,275          63
  11,400   Comcast Corporation - Spec. Cl. "A"                    535,087          70
  20,000   CVS Corporation                                        876,250         114
   8,600   Estee Lauder Companies, Inc. - Cl. "A"                 440,750          57
   8,200   General Mills, Inc.                                    574,000          75
  11,900   Kellogg Company                                        391,956          51
-------------------------------------------------------------------------------------

FIRST INVESTORS TOTAL RETURN FUND
September 30, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CONSUMER STAPLES (continued)
  10,300   McDonald's Corporation                             $   614,781     $    80
  12,500   PepsiCo, Inc.                                          367,969          48
  16,900   Philip Morris Companies, Inc.                          778,456         101
   5,600   Procter & Gamble Company                               397,250          52
   9,500   *Revlon, Inc. - Cl. "A"                                302,219          39
   5,200   Storage USA, Inc.                                      180,050          24
   8,700   *Tele-Communications, Inc. Liberty Media Group -
             Ser. "A"                                             319,181          42
-------------------------------------------------------------------------------------
                                                                6,260,224         816
-------------------------------------------------------------------------------------
           ENERGY--4.0%
   5,400   Chevron Corporation                                    453,938          59
  15,600   Exxon Corporation                                    1,094,925         143
   6,200   Kerr-McGee Corporation                                 282,100          37
   7,300   Sun Company, Inc.                                      233,600          30
  10,400   Texaco, Inc.                                           651,950          85
   9,800   Unocal Corporation                                     355,250          46
-------------------------------------------------------------------------------------
                                                                3,071,763         400
-------------------------------------------------------------------------------------
           FINANCIAL--10.2%
  27,900   Ace, Ltd.                                              837,000         109
   7,600   American Express Company                               589,950          77
   8,400   American International Group, Inc.                     646,800          84
  10,800   Citigroup, Inc.                                        405,000          53
  13,500   Fannie Mae                                             867,375         113
  13,500   First Union Corporation                                691,031          90
  11,900   Hertz Corporation - Cl. "A"                            492,363          64
   9,500   Kimco Realty Corporation                               361,000          47
   2,600   Lincoln National Corporation                           213,850          28
  12,950   Marsh & McLennan Companies, Inc.                       644,263          84
  10,700   PNC Bank Corporation                                   481,500          63
  17,700   Reliance Group Holdings, Inc.                          248,906          32
  19,300   U.S. Bancorp                                           686,356          89
   7,800   Wachovia Corporation                                   664,950          87
-------------------------------------------------------------------------------------
                                                                7,830,344       1,020
-------------------------------------------------------------------------------------
           HEALTHCARE--6.2%
  20,300   Abbott Laboratories                                    881,781         115
  10,100   American Home Products Corporation                     528,988          69
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           HEALTHCARE (continued)
   4,900   Bristol-Myers Squibb Company                       $   508,988     $    66
   7,800   Johnson & Johnson                                      610,350          80
   3,000   Merck & Company, Inc.                                  388,688          51
   4,300   Pfizer, Inc.                                           455,531          59
  10,300   Warner-Lambert Company                                 777,650         101
  17,900   Zeneca Group PLC (ADR)                                 626,500          82
-------------------------------------------------------------------------------------
                                                                4,778,476         623
-------------------------------------------------------------------------------------
           TECHNOLOGY--8.4%
  19,700   *ADC Telecommunications, Inc.                          416,163          54
  10,400   Automatic Data Processing, Inc.                        777,400         101
  13,275   *Cisco Systems, Inc.                                   820,561         107
  16,800   Compaq Computer Corporation                            531,300          69
   5,000   *Compuware Corporation                                 294,375          38
  17,600   *EMC Corporation                                     1,006,500         131
   2,100   Intel Corporation                                      180,075          24
   5,100   International Business Machines Corporation            652,800          85
   5,000   *Microsoft Corporation                                 550,313          72
   7,000   Xerox Corporation                                      593,250          77
  16,900   *Xilinx, Inc.                                          591,500          77
-------------------------------------------------------------------------------------
                                                                6,414,237         835
-------------------------------------------------------------------------------------
           TRANSPORTATION--.6%
   4,600   Delta Air Lines, Inc.                                  447,350          58
-------------------------------------------------------------------------------------
           UTILITIES--2.2%
  10,350   Connectiv, Inc.                                        236,109          31
   9,500   Enron Corporation                                      501,719          65
  16,100   Williams Companies, Inc.                               462,875          60
  15,200   Wisconsin Energy Corporation                           479,750          63
-------------------------------------------------------------------------------------
                                                                1,680,453         219
-------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $34,939,422)                40,778,315       5,313
-------------------------------------------------------------------------------------

FIRST INVESTORS TOTAL RETURN FUND
September 30, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CORPORATE BONDS--24.1%
           APPAREL/TEXTILES--.7%
$    500M  Westpoint Stevens, Inc., 7.875%, 2008              $   512,500     $    67
-------------------------------------------------------------------------------------
           AUTOMOTIVE--.6%
     500M  Titan International, Inc., 8.75%, 2007                 483,750          63
-------------------------------------------------------------------------------------
           BUILDING MATERIALS--1.4%
   1,000M  Interface, Inc., 7.30%, 2008                         1,048,086         137
-------------------------------------------------------------------------------------
           CHEMICALS--.9%
     650M  Huntsman Polymers Corp., 11.75%, 2004                  698,750          91
-------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--.6%
     500M  PrintPack, Inc., 9.875%, 2004                          502,500          66
-------------------------------------------------------------------------------------
           ELECTRIC & GAS UTILITIES--.7%
     500M  Niagara Mohawk Power Corp., 7.625%, 2005               517,035          67
-------------------------------------------------------------------------------------
           ENERGY EXPLORATION/PRODUCTS--1.4%
   1,000M  Gulf Canada Resources, Ltd., 8.35%, 2006             1,056,094         138
-------------------------------------------------------------------------------------
           ENTERTAINMENT/LEISURE--1.2%
   1,000M  AMC Entertainment, Inc., 9.50%, 2009                   940,000         122
-------------------------------------------------------------------------------------
           FINANCIAL--1.0%
   1,000M  IBJ Preferred Capital Co., LLC, 8.79%, 2008 (Note
             6)                                                   740,000          96
-------------------------------------------------------------------------------------
           FINANCIAL SERVICES--.7%
     500M  NationsBank Corp., 8.125%, 2002                        544,107          71
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--.8%
     600M  Universal Corp., 9.25%, 2001                           652,516          85
-------------------------------------------------------------------------------------
           GAS TRANSMISSION--1.4%
   1,000M  Enron Corp., 7.125%, 2007                            1,098,878         143
-------------------------------------------------------------------------------------
           HEALTHCARE--.8%
     600M  Healthsouth Rehabilitation Corp., 9.50%, 2001          601,500          78
-------------------------------------------------------------------------------------
           INSURANCE--1.4%
   1,000M  First Colony Corp., 6.625%, 2003                     1,058,653         138
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           INVESTMENT/FINANCE COMPANIES--2.7%
$  1,000M  Ford Motor Credit Co., 6.625%, 2003                $ 1,052,301     $   137
   1,000M  International Lease Finance Corp., 6.375%, 2002      1,039,107         135
-------------------------------------------------------------------------------------
                                                                2,091,408         272
-------------------------------------------------------------------------------------
           MISCELLANEOUS--1.1%
     250M  Iron Mountain, Inc., 10.125%, 2006                     261,250          34
     500M  Signature Brands, Inc., 13%, 2002                      562,500          73
-------------------------------------------------------------------------------------
                                                                  823,750         107
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--1.1%
     840M  Fort Howard Corp., 11%, 2002                           852,123         111
-------------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISE--1.4%
   1,000M  Federated Department Stores, Inc., 7.45%, 2017       1,074,622         140
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--2.8%
   1,000M  MCI WorldCom, Inc., 6.40%, 2005                      1,050,824         137
     553M  MCI WorldCom, Inc., 8.875%, 2006                       575,120          75
     500M  TCI Communications, Inc., 6.375%, 2003                 522,287          68
-------------------------------------------------------------------------------------
                                                                2,148,231         280
-------------------------------------------------------------------------------------
           TRANSPORTATION--1.4%
   1,000M  Norfolk Southern Corp., 6.95%, 2002                  1,057,220         138
-------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $18,294,025)              18,501,723       2,410
-------------------------------------------------------------------------------------
           MUNICIPAL BONDS--7.4%
           HOSPITAL--2.2%
   1,750M  North Carolina Med. Care Comm. Hlth. Facs. Rev.,
             5%, 2028                                           1,728,125         225
-------------------------------------------------------------------------------------
           MISCELLANEOUS--1.3%
   1,000M  Union County, N.J. Utilities Auth. Solid Waste
             Rev., 5%, 2015                                     1,015,000         132
-------------------------------------------------------------------------------------
           TRANSPORTATION--3.9%
   3,000M  Wayne Charter County, Mich. Airport Rev., 5%,
             2028                                               2,977,500         388
-------------------------------------------------------------------------------------
TOTAL VALUE OF MUNICIPAL BONDS (cost $5,545,665)                5,720,625         745
-------------------------------------------------------------------------------------

FIRST INVESTORS TOTAL RETURN FUND
September 30, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS--13.3%
$  1,000M  Federal Home Loan Bank, 6.75%, 2008                $ 1,001,394     $   131
   6,500M  Federal National Mortgage Association, 5.75%,
             2008                                               6,888,486         897
   2,000M  United States Treasury Bond, 6.125%, 2027            2,305,626         300
-------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT OBLIGATIONS (cost $9,541,301)   10,195,506       1,328
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--3.3%
   2,500M  Prudential Funding Corp., 5.35%, 10/2/98
             (cost $2,499,628)                                  2,499,628         326
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $70,820,041)         101.2%   77,695,797      10,122
EXCESS OF LIABILITIES OVER OTHER ASSETS                (1.2)     (935,823)       (122)
-------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $76,759,974     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS GROWTH & INCOME FUND

Dear Investor:

We are pleased to present this annual report for the First Investors Growth & Income Fund for the fiscal year ending September 30, 1998. As noted in the Market Overview, this is a new fiscal year-end for the Fund.

For the reporting period, the Fund's return on a net asset value basis was 8.8% on Class A shares and 8.2% on Class B shares. The Fund outperformed the Lipper Analytical Services' growth and income peer group average, which returned an average of 2.5%. During the period, the Fund declared dividends from net investment income of 3 cents per share on Class A shares. The Fund also declared a capital gain distribution of 27.4 cents per share on Class A and Class B shares. The principal forces behind the Fund's positive return were its focus on income-producing securities, which provided a cushion during the third quarter downturn in equity prices (which is described in the Market Overview), industry allocations and stock selections. The Fund's outperformance of its Lipper peer group was attributable to its investments in the technology, healthcare, consumer cyclical and telecommunication sectors. However, investments in the energy, basic material and capital goods sector did not contribute to the Fund's outperformance.

The Fund's return was bolstered by technology investments, such as Microsoft, EMC and International Business Machines. Microsoft continues to dominate desktop software and generate improvements in revenues, earnings and margins. Investors believed the business fundamentals at Microsoft outweighed concerns regarding the Federal Government's antitrust action. EMC, a database management company, continued to benefit from strong demand for accessible, user friendly data storage capabilities. IBM continued its shift from a hardware driven company to a "solutions" driven technology company, taking advantage of trends such as corporate outsourcing and "rightsizing."

Solid performance from the major pharmaceutical companies also contributed to the Growth & Income's outperformance for the period. American Home Products, Pfizer, Merck and Warner-Lambert continued to benefit from the "graying of America," technological improvements in drug research and a friendlier Food and Drug Administration.

In the consumer cyclical area, Wal-Mart and CVS were substantial contributors to the Fund's performance. Wal-Mart continues to be classified as a category killer, giving the consumer the best value in the broad based retail sector. The company has also been using the international market turmoil as an opportunity to enter into select emerging markets. CVS, a national drugstore chain, continues to generate growth in revenues and earnings from consolidation and synergies in the drugstore business.

FIRST INVESTORS GROWTH & INCOME FUND

In the telecommunications sector, post-merger MCI WorldCom appears to be well positioned to become a dominant international and domestic long distance carrier. Results and estimates continue to climb, as does the stock price.

Investments in the energy area were affected across the board by the continuing slump in oil prices. Schlumberger, a premier oil exploration company, was hurt by the possibility of a downturn in exploration spending by the major oil companies. Ultramar Diamond Shamrock, an oil and gas refiner, was hurt as lower oil prices, along with competitive pressures, put a substantial squeeze on profit margins.

Basic materials suffered in general from an overcapacity in production as demand began to drop due to the widening Asian economic crisis. Investments in the stocks of companies like Phelps Dodge, a large mining company, did not contribute to the Fund's performance. Also, Minnesota Mining and Manufacturing fell prey to the declining demand from Asia.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]

Dennis T. Fitzpatrick
Portfolio Manager*

* Mr. Fitzpatrick became sole Portfolio Manager of the Fund on September 15,
1998.

October 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS OF SEPTEMBER 1998
                                   GROWTH & INCOME FUND                S&P 500

Oct-93                                                  $9,375                 $10,000
Oct-94                                                   9,723                  10,530
Oct-95                                                  11,635                  13,192
Oct-96                                                  14,155                  16,369
Oct-97                                                  17,864                  21,624
Sep-98                                                  19,443                  24,395
                                  Average Annual Total Return*
Class A Shares                                     N.A.V. Only     S.E.C. Standardized
One Year                                                 5.72%                 (0.92%)
Since Inception (10/4/93)                               15.74%                  14.25%
Class B Shares
One Year                                                 5.07%                   1.07%
Since Inception (1/12/95)                               20.68%                  20.19%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS GROWTH & INCOME FUND (CLASS A SHARES) BEGINNING 10/4/93 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH
   ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 9/30/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 13.70%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 19.85%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--80.7%
            BASIC MATERIALS--3.5%
   72,000   Air Products and Chemicals, Inc.                   $  2,142,000     $    71
   27,000   Dow Chemical Company                                  2,306,812          77
   60,000   Du Pont (E.I.) de Nemours & Company                   3,367,500         112
   56,000   International Paper Company                           2,611,000          87
 --------------------------------------------------------------------------------------
                                                                 10,427,312         347
 --------------------------------------------------------------------------------------
            CAPITAL GOODS--4.3%
   95,000   General Electric Company                              7,558,437         251
   52,000   Illinois Tool Works, Inc.                             2,834,000          94
   33,000   United Technologies Corporation                       2,522,437          84
 --------------------------------------------------------------------------------------
                                                                 12,914,874         429
 --------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--3.8%
   61,000   GTE Corporation                                       3,355,000         112
   80,000   *MCI WorldCom, Inc.                                   3,910,000         130
   95,000   SBC Communications, Inc.                              4,221,562         140
 --------------------------------------------------------------------------------------
                                                                 11,486,562         382
 --------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--8.0%
   85,000   E.W. Scripps Company - Cl. "A"                        3,697,500         123
  150,000   Family Dollar Stores, Inc.                            2,362,500          79
   87,000   Gannett Company, Inc.                                 4,659,937         155
   90,000   Gap, Inc.                                             4,747,500         158
   55,000   Knight-Ridder, Inc.                                   2,447,500          81
   50,000   Sears, Roebuck and Company                            2,209,375          73
   75,000   Wal-Mart Stores, Inc.                                 4,096,875         136
 --------------------------------------------------------------------------------------
                                                                 24,221,187         805
 --------------------------------------------------------------------------------------
            CONSUMER STAPLES--12.1%
  112,700   Coca-Cola Enterprises, Inc.                           2,845,675          95
   70,000   Comcast Corporation - Spec. Cl. "A"                   3,285,625         109
  118,000   CVS Corporation                                       5,169,875         172
   50,900   Estee Lauder Companies, Inc. - Cl. "A"                2,608,625          87
   53,000   General Mills, Inc.                                   3,710,000         123
   70,000   Kellogg Company                                       2,305,625          77
   66,000   McDonald's Corporation                                3,939,375         131
   75,000   PepsiCo, Inc.                                         2,207,813          73
 --------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
  100,000   Philip Morris Companies, Inc.                      $  4,606,250     $   153
   36,000   Procter & Gamble Company                              2,553,750          85
   60,800   *Revlon, Inc. - Cl. "A"                               1,934,200          64
   33,300   Storage USA, Inc.                                     1,153,013          38
 --------------------------------------------------------------------------------------
                                                                 36,319,826       1,207
 --------------------------------------------------------------------------------------
            ENERGY--6.3%
   35,000   Chevron Corporation                                   2,942,188          98
   92,000   Exxon Corporation                                     6,457,250         215
   40,000   Kerr-McGee Corporation                                1,820,000          61
   45,000   Sun Company, Inc.                                     1,440,000          48
   65,200   Texaco, Inc.                                          4,087,225         136
   63,000   Unocal Corporation                                    2,283,750          76
 --------------------------------------------------------------------------------------
                                                                 19,030,413         634
 --------------------------------------------------------------------------------------
            FINANCIAL--16.0%
  165,000   Ace, Ltd.                                             4,950,000         165
   45,000   American Express Company                              3,493,125         116
   49,500   American International Group, Inc.                    3,811,500         127
   67,500   Citigroup, Inc.                                       2,531,250          84
   80,000   Fannie Mae                                            5,140,000         171
   80,000   First Union Corporation                               4,095,000         136
   70,300   Hertz Corporation - Cl. "A"                           2,908,663          97
   70,000   Kimco Realty Corporation                              2,660,000          88
   17,000   Lincoln National Corporation                          1,398,250          47
   76,500   Marsh & McLennan Companies, Inc.                      3,805,875         127
   80,000   PNC Bank Corporation                                  3,600,000         120
  105,000   Reliance Group Holdings, Inc.                         1,476,563          49
  114,000   U.S. Bancorp                                          4,054,125         135
   50,000   Wachovia Corporation                                  4,262,500         142
 --------------------------------------------------------------------------------------
                                                                 48,186,851       1,604
 --------------------------------------------------------------------------------------
            HEALTHCARE--10.0%
  120,000   Abbott Laboratories                                   5,212,500         173
   65,200   American Home Products Corporation                    3,414,850         114
   31,500   Bristol-Myers Squibb Company                          3,272,063         109
   50,000   Johnson & Johnson                                     3,912,500         130
   19,300   Merck & Company, Inc.                                 2,500,556          83
   30,000   Pfizer, Inc.                                          3,178,125         106
 --------------------------------------------------------------------------------------

FIRST INVESTORS GROWTH & INCOME FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE (continued)
   66,000   Warner-Lambert Company                             $  4,983,000     $   166
  105,714   Zeneca Group PLC (ADR)                                3,699,990         123
 --------------------------------------------------------------------------------------
                                                                 30,173,584       1,004
 --------------------------------------------------------------------------------------
            TECHNOLOGY--12.2%
  116,000   *ADC Telecommunications, Inc.                         2,450,500          82
   65,000   Automatic Data Processing, Inc.                       4,858,750         162
   85,500   *Cisco Systems, Inc.                                  5,284,969         176
   99,000   Compaq Computer Corporation                           3,130,875         104
  104,000   *EMC Corporation                                      5,947,500         198
   33,000   International Business Machines Corporation           4,224,000         141
   32,000   *Microsoft Corporation                                3,522,000         117
   43,000   Xerox Corporation                                     3,644,250         121
  100,000   *Xilinx, Inc.                                         3,500,000         116
 --------------------------------------------------------------------------------------
                                                                 36,562,844       1,217
 --------------------------------------------------------------------------------------
            TRANSPORTATION--.9%
   27,000   Delta Air Lines, Inc.                                 2,625,750          87
 --------------------------------------------------------------------------------------
            UTILITIES--3.6%
   65,250   Connectiv, Inc.                                       1,488,516          50
   10,875   Connectiv, Inc. - Cl. "A"                               401,695          13
   61,200   Enron Corporation                                     3,232,125         108
   95,000   Williams Companies, Inc.                              2,731,250          91
   90,000   Wisconsin Energy Corporation                          2,840,625          94
 --------------------------------------------------------------------------------------
                                                                 10,694,211         356
 --------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $174,613,977)                242,643,414       8,072
 --------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--3.5%
            CONSUMER CYCLICALS--1.0%
   70,000   Merrill Lynch Structured Yield Product
              (exchangeable into Cox Communications, Inc.
              Common Stock), 6%                                   3,141,250         104
 --------------------------------------------------------------------------------------
            FINANCIAL--.8%
  100,000   Lincoln National Corp., 7.75%, 8/16/01                2,462,500          82
 --------------------------------------------------------------------------------------
            TECHNOLOGY--1.0%
   30,000   Microsoft Corp., 2.196%, 12/15/99                     2,891,250          96
 --------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
   SHARES                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TRANSPORTATION--.7%
   25,000   Royal Caribbean Cruises, Ltd. -- Ser. "A", 7.25%   $  2,126,590     $    71
 --------------------------------------------------------------------------------------
TOTAL VALUE OF CONVERTIBLE PREFERRED STOCKS (cost $9,387,787)    10,621,563         353
 --------------------------------------------------------------------------------------
            CONVERTIBLE BONDS--2.2%
            CONSUMER CYCLICALS--.9%
$   1,600M  Home Depot, Inc., 3.25%, 2001                         2,792,000          93
 --------------------------------------------------------------------------------------
            HEALTHCARE--.8%
    3,000M  Healthsouth Corp., 3.25%, 2003                        2,265,000          75
 --------------------------------------------------------------------------------------
            TECHNOLOGY--.5%
    1,500M  Analog Devices, Inc., 3.50%, 2000                     1,531,875          51
 --------------------------------------------------------------------------------------
TOTAL VALUE OF CONVERTIBLE BONDS (cost $6,700,321)                6,588,875         219
 --------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--13.6%
    3,200M  Abbott Laboratories, 5.49%, 10/21/98                  3,190,240         106
    2,800M  BellSouth Telecommunications, Inc., 5.50%,
              10/28/98                                            2,788,534          93
    5,400M  Coca Cola Co., 5.46%, 10/9/98                         5,393,448         179
    3,200M  Consolidated Natural Gas Co., Inc., 5.49%,
              10/1/98                                             3,200,000         106
    4,600M  H.J. Heinz, 5.47%, 10/22/98                           4,585,322         153
    2,000M  Illinois Tool Works, Inc., 5.51%, 10/20/98            1,994,184          66
    5,400M  Illinois Tool Works, Inc., 5.20%, 11/17/98            5,363,340         178
    4,200M  Interstate Engine Co., 5.53%, 10/8/98                 4,195,484         140
    5,000M  Lubrizol Corp., 5.52%, 10/13/98                       4,990,800         166
    3,600M  Prudential Funding Corp., 5.50%, 10/8/98              3,596,150         120
      500M  Prudential Funding Corp., 5.48%, 10/20/98               498,570          17
    1,000M  Prudential Funding Corp., 5.25%, 10/29/98               995,916          33
 --------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $40,791,988)     40,791,988       1,357
 --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $231,494,073)         100.0%   300,645,867      10,001
EXCESS OF LIABILITIES OVER OTHER ASSETS                  (.0)       (27,631)         (1)
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $300,618,236     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

                      This page intentionally left blank.

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS BLUE CHIP FUND

Dear Investor:

We are pleased to present this annual report for the First Investors Blue Chip Fund for the fiscal year ending September 30, 1998. As noted in the Market Overview, this is a new fiscal year-end for the Fund.

For the reporting period, the Fund's return on a net asset value basis was -1.6% on Class A shares and -2.1% on Class B shares. The Lipper Analytical Services' large-cap fund group returned an average of -1.9%. During the period, the Fund declared dividends from net investment income of 3 cents per share on Class A shares. The principal force that drove the Fund's negative return was the broad downturn in large-cap equity prices in the third quarter (which was described in the Market Overview). The Fund's investments in the technology, telecommunications, healthcare and consumer cyclical sectors contributed to the Fund's return. Investments in the energy sector and financial area, along with a number of one-time, unforeseeable events, had a negative effect on the Fund's return.

In the technology area, stocks of companies like Microsoft, Cisco Systems and Lucent Technologies all generated above average returns for the period. Microsoft, in spite of anti-trust action taken by the Federal Government, continued to outpace its competitors in the desktop computer software business. Revenues, earnings and margin improvements continued to drive Microsoft's stock to new levels. Both Cisco and Lucent benefited from the increased need for bandwidth on all levels of communication. The need for high performance communication routing and switching equipment drove the stocks of both companies to new highs during the period.

Investments in the major pharmaceutical companies continued to benefit from the aging of the U.S. population, advances in drug development and a friendlier Food and Drug Administration. The stocks of companies like Pfizer and Warner-Lambert, both owned by the Fund, continued their solid performance. Pfizer continues to have one of the strongest drug development teams and product pipelines in the industry. The introduction of Viagra, a male impotence drug developed by Pfizer, was one of the major news events of the year. Warner-Lambert also continued to develop and dominate the cholesterol-fighting drug market.

Airtouch Communications, a provider of wireless phone service domestically and abroad, continued to benefit from the growth in the wireless telecommunications industry. Time Warner, the cable television company, continued to benefit from strong consumer demand, solid entertainment offerings and declining capital expenditures, which all led to an improved earnings outlook. The stocks of companies like Home Depot and Wal-Mart also continued to enjoy robust growth, supported by healthy domestic consumer demand.

FIRST INVESTORS BLUE CHIP FUND

With oil prices depressed throughout most of the year due to declining demand from emerging markets and overproduction, the stocks in most energy companies did not keep up with the overall market for the period. As the major oil companies began to send signals that they would be reducing exploration expenditures into the foreseeable future, the stocks in companies such as Schlumberger and Kerr-McGee, both owned by the Fund, suffered more than the general market.

As concerns about the slowdown in the Asian crisis rolled into the debacle in the Russian capital markets, many of the large money center banks and international brokerage houses were hurt. Due to their worldwide trading and credit exposures, stocks in companies like Merrill Lynch and Citicorp declined more than the market. BankBoston, one of the new "super-regional" banks, suffered due to exposure to Latin American credit markets and the concern that problems in Asia and Russia would spill over into other areas.

During the reporting period, a number of companies in which the Fund had invested experienced accounting discrepancies. Cendant, which had been a Wall Street darling, fell on hard times when it was discovered that the revenue numbers at CUC International, one of the companies merged into Cendant, had been inflated. MedPartners, one of the nation's largest physician practice management companies, was to merge with Phycor, another major player in physician practice management. However, due to concerns regarding MedPartners' accounting, Phycor called off the deal. Both events were unique and difficult to foresee and had a negative impact on the Fund's performance.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely

[SIGNATURE]
Dennis T. Fitzpatrick
Portfolio Manager*

* Mr. Fitzpatrick became sole Portfolio Manager of the Fund on September 15,
1998.

October 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF SEPTEMBER 30, 1998
                                       BLUE CHIP FUND                   S&P 500

Jan-89                                                   $9,375                 $10,000
Dec-89                                                   10,813                  12,261
Dec-90                                                   10,435                  11,885
Dec-91                                                   13,308                  15,460
Dec-92                                                   14,181                  16,554
Dec-93                                                   15,283                  18,155
Dec-94                                                   14,821                  18,388
Dec-95                                                   19,862                  25,908
Dec-96                                                   23,945                  31,856
Dec-97                                                   30,183                  42,402
Sep-98                                                   29,715                  44,947
                                   Average Annual Total Return*
Class A Shares                                      N.A.V. Only     S.E.C. Standardized
One Year                                                (0.80%)                 (7.00%)
Five Years                                               14.45%                  12.99%
Since Inception (1-3-89)
Class B Shares                                           12.56%                  11.82%
One Year                                                (1.51%)                 (5.45%)
Since Inception (1/12/95)                                19.65%                  19.15%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS BLUE CHIP FUND (CLASS A SHARES) BEGINNING 1/3/89 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 9/30/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/4/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 7.25%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (7.24%), 12.75% AND 11.42%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (5.69%) AND 18.90%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--86.7%
            BASIC MATERIALS--1.7%
   61,200   Du Pont (E.I.) de Nemours & Company                $  3,434,850     $    83
   42,500   Ecolab, Inc.                                          1,208,594          29
   42,100   Monsanto Company                                      2,373,387          57
 --------------------------------------------------------------------------------------
                                                                  7,016,831         169
 --------------------------------------------------------------------------------------
            CAPITAL GOODS--8.4%
   79,400   Avery Dennison Corporation                            3,468,787          84
  151,700   General Electric Company                             12,069,631         291
  106,600   Ingersoll-Rand Company                                4,044,137          97
   35,400   Pitney-Bowes, Inc.                                    1,860,712          45
   64,500   Textron, Inc.                                         3,910,312          94
   77,000   Tyco International, Ltd.                              4,254,250         103
  110,200   Waste Management, Inc.                                5,296,487         128
 --------------------------------------------------------------------------------------
                                                                 34,904,316         842
 --------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--6.1%
   98,100   *AirTouch Communications, Inc.                        5,591,700         135
   93,900   Bell Atlantic Corporation                             4,548,281         110
   24,800   Century Telephone Enterprises, Inc.                   1,171,800          28
   52,300   GTE Corporation                                       2,876,500          69
   71,717   *MCI WorldCom, Inc.                                   3,505,168          84
  113,468   *Qwest Communications International, Inc.             3,552,967          86
   95,600   SBC Communications, Inc.                              4,248,225         102
 --------------------------------------------------------------------------------------
                                                                 25,494,641         614
 --------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--7.9%
   75,400   *Costco Companies, Inc.                               3,572,075          86
   57,200   Federal-Mogul Corporation                             2,674,100          64
   78,900   Home Depot, Inc.                                      3,116,550          75
   92,300   *Lear Corporation                                     4,038,125          97
  120,600   Masco Corporation                                     2,969,775          72
   45,900   McGraw-Hill Companies, Inc.                           3,637,575          88
   63,600   Omnicom Group, Inc.                                   2,862,000          69
   74,100   Tribune Company                                       3,728,156          90
  116,000   Wal-Mart Stores, Inc.                                 6,336,500         153
 --------------------------------------------------------------------------------------
                                                                 32,934,856         794
 --------------------------------------------------------------------------------------
            CONSUMER STAPLES--15.7%
   51,600   Anheuser-Busch Companies, Inc.                        2,786,400          67
   71,500   Bestfoods                                             3,463,281          83
   63,900   Coca-Cola Company                                     3,682,238          89
  161,000   Coca-Cola Enterprises, Inc.                           4,065,250          98
 --------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   75,600   Comcast Corporation - Spec. Cl. "A"                $  3,548,475     $    85
   91,900   General Mills, Inc.                                   6,433,000         155
   95,300   Kellogg Company                                       3,138,944          76
  136,300   PepsiCo, Inc.                                         4,012,331          97
  121,400   Philip Morris Companies, Inc.                         5,591,988         135
   65,900   Procter & Gamble Company                              4,674,781         113
   81,200   Rite Aid Corporation                                  2,882,600          69
   78,400   *Safeway, Inc.                                        3,635,800          88
  142,100   *Tele-Communications, Inc. Liberty Media
              Group - Ser. "A"                                    5,213,294         126
   57,300   Time Warner, Inc.                                     5,017,331         121
   46,400   Unilever, N.V.                                        2,842,000          68
   88,300   *USA Networks, Inc.                                   1,716,331          41
   92,400   Walt Disney Company                                   2,338,875          56
 --------------------------------------------------------------------------------------
                                                                 65,042,919       1,567
 --------------------------------------------------------------------------------------
            ENERGY--6.3%
   33,300   Chevron Corporation                                   2,799,281          67
  132,800   Exxon Corporation                                     9,320,900         225
   46,000   Kerr-McGee Corporation                                2,093,000          50
   81,000   Sun Company, Inc.                                     2,592,000          62
   93,300   Texaco, Inc.                                          5,848,744         141
   98,800   Unocal Corporation                                    3,581,500          86
 --------------------------------------------------------------------------------------
                                                                 26,235,425         631
 --------------------------------------------------------------------------------------
            FINANCIAL--12.8%
   23,500   American Express Company                              1,824,188          44
   71,650   American International Group, Inc.                    5,517,050         133
   34,800   BankAmerica Corporation                               2,092,350          50
  113,600   BankBoston Corporation                                3,748,800          90
   71,200   Citigroup, Inc.                                       2,670,000          64
   92,400   Conseco, Inc.                                         2,823,975          68
   59,200   Fannie Mae                                            3,803,600          92
   44,200   Fifth Third Bancorp                                   2,541,500          61
   88,900   First Union Corporation                               4,550,569         110
   79,300   Freddie Mac                                           3,920,394          94
   45,900   Jefferson-Pilot Corporation                           2,776,950          67
   31,700   Lincoln National Corporation                          2,607,325          63
   47,900   Merrill Lynch & Company, Inc.                         2,269,263          55
   36,700   *NationsBank Corporation                              1,963,450          47
  141,400   Norwest Corporation                                   5,063,888         122
  109,400   PNC Bank Corporation                                  4,923,000         119
 --------------------------------------------------------------------------------------
                                                                 53,096,302       1,279
 --------------------------------------------------------------------------------------

FIRST INVESTORS BLUE CHIP FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE--10.7%
   65,400   Abbott Laboratories                                $  2,840,813     $    68
   48,200   American Home Products Corporation                    2,524,475          61
   32,800   Becton Dickinson & Company                            1,348,900          32
   53,200   Bristol-Myers Squibb Company                          5,526,150         133
   35,600   *Genetech, Inc.                                       2,558,750          62
   90,675   *Health Management Associates, Inc. - Cl. "A"         1,654,819          40
   63,600   Johnson & Johnson                                     4,976,700         120
   64,900   Merck & Company, Inc.                                 8,408,606         203
   40,300   Pfizer, Inc.                                          4,269,281         103
  185,600   *Tenet Healthcare Corporation                         5,336,000         129
   65,400   Warner-Lambert Company                                4,937,700         119
 --------------------------------------------------------------------------------------
                                                                 44,382,194       1,070
 --------------------------------------------------------------------------------------
            TECHNOLOGY--12.1%
   71,600   *Altera Corporation                                   2,514,950          61
  116,500   *Cadence Design Systems, Inc.                         2,978,031          72
   81,150   *Cisco Systems, Inc.                                  5,016,084         121
  127,100   Compaq Computer Corporation                           4,019,538          97
   52,900   *Gartner Group, Inc. - Cl. "A"                        1,104,288          27
   84,800   HBO & Company                                         2,448,600          59
   72,100   Intel Corporation                                     6,182,575         149
   50,500   International Business Machines Corporation           6,464,000         156
   50,100   Lucent Technologies, Inc.                             3,460,031          83
   51,500   *Microsoft Corporation                                5,668,219         137
  151,700   *Newbridge Networks Corporation                       2,721,119          66
   82,700   *Sterling Commerce, Inc.                              2,863,488          69
   55,100   Xerox Corporation                                     4,669,725         113
 --------------------------------------------------------------------------------------
                                                                 50,110,648       1,210
 --------------------------------------------------------------------------------------
            TRANSPORTATION--1.2%
  148,500   Burlington Northern Santa Fe Corporation              4,752,000         114
 --------------------------------------------------------------------------------------
            UTILITIES--3.8%
   44,400   Duke Energy Corporation                               2,938,725          71
   88,800   Enron Corporation                                     4,689,750         113
   55,300   FPL Group, Inc.                                       3,853,719          93
  143,600   Williams Companies, Inc.                              4,128,500          99
 --------------------------------------------------------------------------------------
                                                                 15,610,694         376
 --------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $274,451,172)                359,580,826       8,666
 --------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--12.4%
$   7,000M  Abbott Laboratories, 5.49%, 10/21/98               $  6,978,650     $   168
    5,275M  Baltimore Gas and Electric Co., 5.49%, 10/9/98        5,268,564         127
    2,300M  BellSouth Telecommunications, Inc., 5.51%,
              10/6/98                                             2,298,240          55
    4,300M  Consolidated Natural Gas Co., Inc., 5.25%,
              11/3/98                                             4,279,306         103
    3,500M  Eastman Kodak Co., 5.51%, 10/21/98                    3,489,286          84
    3,000M  Ford Motor Credit Corp., 5.40%, 10/1/98               3,000,000          72
    5,000M  General Electric Capital Corp., 5.51%, 10/6/98        4,996,174         121
    1,000M  General Electric Capital Corp., 5.37%, 11/6/98          994,630          24
    2,600M  General Mills, Inc., 5.48%, 10/16/98                  2,594,063          63
    1,000M  Illinois Tool Works, Inc., 5.51%, 10/20/98              997,092          24
    2,300M  Illinois Tool Works, Inc., 5.20%, 11/17/98            2,284,386          55
   13,700M  McCormick & Company, Inc., 5.51%, 10/13/98           13,674,838         330
      800M  Prudential Funding Corp., 5.50%, 10/8/98                799,144          19
 --------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $51,654,373)     51,654,373       1,245
 --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $326,105,545)          99.1%   411,235,199       9,911
OTHER ASSETS, LESS LIABILITIES                            .9      3,675,306          89
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $414,910,505     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS UTILITIES INCOME FUND

Dear Investor:

We are pleased to present this annual report for the First Investors Utilities Income Fund for the fiscal year ending September 30, 1998. As noted in the Market Overview, this is a new fiscal year-end for the Fund.

For the reporting period, the Fund's return on a net asset value basis was 16.1% on Class A shares and 15.4% on Class B shares. The Fund slightly underperformed the Lipper Analytical Services' utility funds group, which returned an average of 19.4%. During the period, the Fund declared dividends from net investment income of 14 cents per share on Class A shares and 10 cents per share on Class B shares. The Fund also declared a capital gain distribution of 37.4 cents per share on Class A and Class B shares. The broad third quarter downturn in the equity market and the ensuing "flight to quality" (which is described in the Market Overview) actually benefited the utilities market. The Fund's performance was also affected by industry allocation and stock selection.

The Fund's positive performance is attributable in part to the strong performance of the telephone and electric sectors, which were relatively unscathed by the economic malaise in Asia. The increased demand for data and wireless services benefited the telephone sector, and helped offset the effects of increased competition. A number of the Fund's telephone sector holdings fared well, such as Century Telephone Enterprises, the nation's tenth largest local exchange carrier and cellular company providing services in rural areas including the Pacific Northwest and Midwest. MCI WorldCom, the second largest long distance company formed by WorldCom's acquisition of MCI, also performed well.

The electric utility sector performed well as regulatory concerns lessened. States that passed regulatory legislation allowed for industry restructuring plans that were generally reasonable from the utilities' perspective. One example is Consolidated Edison, the best performing electric company in the Fund. A restructuring agreement with New York regulators called for rate reductions for customers, but allowed Con Ed to cut costs, sell its generating assets and recapitalize in order to enhance shareholder value.

The Fund was hampered by the fact that its weighting in the two best performing sectors--telecommunications and electric utilities--was at times not in-sync with their performance. Energy stocks hurt performance, primarily reflecting weak commodity prices. Oil and gas holdings were impacted by decreasing prices brought on by weak Asian demand and abnormally warm weather in the U.S. during the 1997-1998 winter heating season. Also, the Fund maintained a relatively modest corporate bond position during a period of time when the bond market rallied amid declining interest rates.

We believe that the Fund is well positioned to benefit from the opportunities present in the current environment. Utility companies tend to generate consistent streams of income, distribute steady dividend payments and have relatively minor foreign exposure. In times of market turbulence, these attributes make utilities stocks an appropriate defensive hedge.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]
Matthew S. Wright
Portfolio Manager*

* Mr. Wright assumed the position of Portfolio Manager of the Fund on September 28, 1998.

October 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Utilities Income Fund (Class A shares), the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF SEPTEMBER 30, 1998
                                      UTILITIES INCOME                  S&P 500             S&P

                                                           Fund                           Utilities
Feb-93                                                   $9,375                 $10,000     $10,000
Oct-93                                                   10,112                  10,741      10,748
Oct-94                                                    9,085                  11,160       8,927
Oct-95                                                   10,909                  14,102      11,492
Oct-96                                                   12,267                  17,498      12,658
Oct-97                                                   13,845                  23,115      13,912
Sep-98                                                   16,237                  26,077      17,946
                                   Average Annual Total Return*
Class A Shares                                      N.A.V. Only     S.E.C. Standardized
One Year                                                 15.14%                   7.87%
Five Years                                                9.77%                   8.36%
Since Inception (2/22/93)                                10.29%                   9.03%
Class B Shares
One Year                                                 14.45%                  10.45%
Since Inception (1/12/95)                                16.45%                  15.91%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS UTILITIES INCOME FUND (CLASS A SHARES) BEGINNING 2/22/93 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE STANDARD & POOR'S 500 INDEX AND THE STANDARD & POOR'S UTILITIES INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. THE STANDARD & POOR'S UTILITIES INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 37 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE UTILITY SECTOR OF THE STANDARD & POOR'S 500 INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 9/30/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 7.23% AND 7.94%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 15.55%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX AND STANDARD & POOR'S UTILITIES INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS UTILITIES INCOME FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--86.5%
            CAPITAL GOODS--.9%
   16,400   General Electric Company                           $  1,304,825     $    95
 --------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--23.0%
   18,300   *AirTouch Communications, Inc.                        1,043,100          76
   16,600   AT & T Corporation                                      970,062          71
   95,200   Bell Atlantic Corporation                             4,611,250         337
   43,800   BellSouth Corporation                                 3,295,950         241
    3,800   British Telecommunication PLC (ADR)                     505,637          37
   87,600   Century Telephone Enterprises, Inc.                   4,139,100         303
   20,600   Cia. de Telecomunicaciones de Chile SA (ADR)            393,975          29
    6,600   France Telecom SA (ADR)                                 387,750          28
    7,600   GTE Corporation                                         418,000          31
    7,700   *IDT Corporation                                        177,100          13
   44,300   *Intermedia Communications, Inc.                      1,088,119          80
   75,804   *MCI WorldCom, Inc.                                   3,704,920         271
   55,115   *Qwest Communications International, Inc.             1,725,788         126
   98,000   SBC Communications, Inc.                              4,354,875         318
   15,200   Telecom Italia SpA (ADR)                              1,018,400          74
   56,700   US West, Inc.                                         2,973,206         217
   62,300   *Viatel, Inc.                                           661,937          48
 --------------------------------------------------------------------------------------
                                                                 31,469,169       2,300
 --------------------------------------------------------------------------------------
            ENERGY--3.4%
    7,700   Atlantic Richfield Company                              546,219          40
    3,500   British Petroleum Co. Ltd. (ADR)                        305,375          22
    7,700   Exxon Corporation                                       540,444          40
   16,300   Halliburton Company                                     465,569          34
   23,000   *Seagull Energy Corporation                             283,187          21
   93,933   Sempra Energy                                         2,448,129         179
 --------------------------------------------------------------------------------------
                                                                  4,588,923         336
 --------------------------------------------------------------------------------------
            UTILITIES--59.2%
   18,900   AGL Resources, Inc.                                     366,187          27
   37,860   Ameren Corporation                                    1,587,754         116
   31,400   American Water Works Company, Inc.                      985,175          72
   59,600   Baltimore Gas and Electric Company                    1,989,150         145
   56,700   BEC Energy                                            2,469,994         181
   38,800   Central & South West Corporation                      1,108,225          81
 --------------------------------------------------------------------------------------

FIRST INVESTORS UTILITIES INCOME FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            UTILITIES (continued)
   30,500   Cinergy Corporation                                $  1,166,625     $    85
   64,000   Coastal Corporation                                   2,160,000         158
   12,000   Columbia Energy Group                                   703,500          51
   79,500   Consolidated Edison, Inc.                             4,143,937         303
   47,000   Dominion Resources, Inc.                              2,097,375         153
  102,700   DQE, Inc.                                             3,966,787         290
   43,000   DTE Energy Company                                    1,943,063         142
   42,000   El Paso Energy Corporation                            1,362,375         100
   48,000   Endesa SA (ADR)                                       1,056,000          77
   19,200   Energen Corporation                                     364,800          27
   36,300   Enron Corporation                                     1,917,094         140
   22,800   FirstEnergy Corporation                                 708,225          52
   93,600   Florida Progress Corporation                          4,054,050         296
   71,100   FPL Group, Inc.                                       4,954,781         362
   69,300   GPU, Inc.                                             2,945,250         215
   74,500   Houston Industries, Inc.                              2,318,813         169
   22,800   Kansas City Power & Light Company                       693,975          51
   17,800   Lakehead Pipe Line Partners, L. P.                      921,150          67
   12,000   Maine Public Service Company                            173,250          13
   65,600   MDU Resources Group, Inc.                             1,722,000         126
   63,200   New Century Energies, Inc.                            3,077,050         225
   30,000   New Jersey Resources Corporation                      1,068,750          78
   19,500   NICOR, Inc.                                             808,031          59
   68,900   NIPSCO Industries, Inc.                               2,265,088         166
   46,700   Northern States Power Company                         1,310,519          96
  127,400   OGE Energy Corporation                                3,678,675         269
   29,000   Oneok, Inc.                                             986,000          72
   26,600   PECO Energy Company                                     972,563          71
   25,000   Piedmont Natural Gas Company, Inc.                      846,875          62
   22,800   Pinnacle West Capital Corporation                     1,021,725          75
   51,600   Public Service Enterprise Group, Inc.                 2,028,525         148
   60,000   Questar Corporation                                   1,155,000          84
  101,400   SCANA Corporation                                     3,403,238         249
   37,400   Sierra Pacific Resources                              1,451,588         106
   66,500   Texas Utilities Company                               3,096,406         226
   79,700   Unicom Corporation                                    2,978,788         218
  103,700   Williams Companies, Inc.                              2,981,375         218
 --------------------------------------------------------------------------------------
                                                                 81,009,731       5,921
 --------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $93,643,139)                 118,372,648       8,652
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
   SHARES                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            PREFERRED STOCKS--.4%
            FINANCIAL
   10,000   Pacific Telesis Financing I, 7.56%                 $    253,750     $    19
   10,000   Pacific Telesis Financing II, 8.50%                     262,500          19
 --------------------------------------------------------------------------------------
            TOTAL VALUE OF PREFERRED STOCKS (cost $500,000)         516,250          38
 --------------------------------------------------------------------------------------
            CORPORATE BONDS--3.6%
            COMMUNICATION SERVICES--1.2%
$     500M  AT & T Corp., 7.50%, 2006                               564,910          41
      500M  BellSouth Telecommunications, Inc., 6.375%, 2004        536,094          39
      500M  United Telephone Co. of Florida, 6.25%, 2003            524,220          38
 --------------------------------------------------------------------------------------
                                                                  1,625,224         118
 --------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES--2.4%
      500M  Baltimore Gas & Electric Co., 7.52%, 2000               518,684          38
      500M  Consolidated Edison, Inc., 6.625%, 2002                 524,412          38
      500M  Duke Energy Corp., 5.875%, 2003                         505,689          37
      500M  Idaho Power Co., 6.40%, 2003                            528,612          39
      700M  Pennsylvania Power & Light Co., 6.875%, 2003            746,578          55
      500M  Union Electric Co., 6.75%, 2008                         549,896          40
 --------------------------------------------------------------------------------------
                                                                  3,373,871         247
 --------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $4,770,855)                  4,999,095         365
 --------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--8.7%
    2,700M  Avnet, Inc., 5.32%, 10/26/98                          2,690,025         197
    2,000M  General Electric Capital Corp., 5.52%, 10/1/98        2,000,000         146
    4,200M  General Electric Capital Corp., 5.50%, 10/14/98       4,191,658         306
    1,000M  Illinois Tool Works, Inc., 5.23%, 11/10/98              994,189          73
    2,000M  Merrill Lynch & Co., 5.53%, 10/7/98                   1,998,157         146
 --------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $11,874,029)     11,874,029         868
 --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $110,788,023)          99.2%   135,762,022       9,923
OTHER ASSETS, LESS LIABILITIES                            .8      1,058,605          77
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $136,820,627     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

                      This page intentionally left blank.

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Dear Investor:

We are pleased to present this annual report for the First Investors Mid-Cap Opportunity Fund for the fiscal year ending September 30, 1998. As noted in the Market Overview, this is a new fiscal year-end for the Fund.

For the reporting period, the Fund's return on a net asset value basis was -16.4% on Class A shares and -16.9% on Class B shares. The Fund underperformed the Lipper Analytical Services' mid-cap peer group, which returned an average of -7.8%. During the period, the Fund declared a capital gain distribution of $1.179 per share on Class A and Class B shares. The primary factors behind the Fund's negative return were the deterioration of investor sentiment towards stocks in general and mid-caps in particular (which is described in the Market Overview). Industry allocations, as well as negative developments with respect to certain stocks held by the Fund, hurt its performance relative to its peer group.

Fund holdings in the consumer cyclical sector, which was harmed by abnormal weather patterns and a slight decrease in consumer confidence, hampered performance. Clothing manufacturers such as Jones Apparel, a maker of women's wear and Warnaco, a manufacturer of intimate apparel, were particularly hard hit. Retailers experienced setbacks too, as J. Baker's Casual Male Big & Tall stores and Consolidated Stores, a closeout retailer, saw profits decline and share prices follow.

Overseas economic turmoil triggered a "flight to safety," as investors sought the relative stability of traditional defensive holdings, such as utilities stocks. Many utilities benefited from this shift in investor sentiment and the resulting decline in U.S. interest rates. This factor did not help performance, as the Fund had limited exposure to utilities. One of the Fund's holdings, US Filter, a provider of industrial and municipal water and waste water systems, experienced a decline in share price due to concerns about continued revenue growth given its exposure to Asia and the technology markets.

During the reporting period, a company in which the Fund had invested experienced accounting discrepancies. Transcrypt International, a producer of high-end communications equipment, announced "unresolved accounting principles" relating to certain transactions in 1997. The event was unique and difficult to foresee and had a negative impact on the Fund's performance.

The Fund's return was helped by technology investments such as EMC, Compuware, Symbol Technologies and Rambus. EMC, a database management company, has benefited from the accelerating demand for storage space that is required for new applications such as the Internet, data warehousing and Year 2000 testing. Compuware, a software manufacturer, delivers business-critical applications to enterprises. Symbol

FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Technologies, a manufacturer of application-specific hand-held and wearable computers, has benefited from the need for smaller, portable information systems. Rambus has been successful developing and marketing a chip-to-chip interface that enhances the performance of consumer electronic systems.

Another sector that outperformed for the Fund was consumer staples. Holdings in media, broadcasting and telecommunications, such as Chancellor Media, Time Warner and Tele-Communications Liberty Media, a provider of cable programming, continued to benefit from consumers' desire for inexpensive entertainment. In the food and beverage area, Whitman, a bottler and distributor of Pepsi, Flowers Industries, a baking company located in the Southeast, and McCormick, a spice distributor, all added to the Fund's performance.

Going forward, the Fund will continue to seek value in the mid-cap market.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]
Patricia D. Poitra
Director of Equities
  and Portfolio Manager

October 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Mid-Cap Opportunity Fund (Class A shares) and the Standard & Poor's 400 Midcap Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF SEPTEMBER 30, 1998
                                           MID-CAP                      S&P 400

                                               Opportunity Fund            Midcap Index
Aug-92                                                   $9,375                 $10,000
Oct-92                                                    9,441                  10,462
Oct-93                                                    9,840                  12,659
Oct-94                                                    9,639                  11,373
Oct-95                                                   12,009                  15,707
Oct-96                                                   13,407                  18,432
Oct-97                                                   17,039                  24,450
Sep-98                                                   14,242                  23,945
                                   Average Annual Total Return*
Class A Shares                                      N.A.V. Only     S.E.C. Standardized
One Year                                               (20.24%)                (25.24%)
Five Years                                                7.50%                   6.11%
Since Inception (8/24/92)                                 7.10%                   5.96%
Class B Shares
One Year                                               (20.82%)                (23.99%)
Since Inception (1/12/95)                                 9.50%                   8.86%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS MID-CAP OPPORTUNITY FUND (CLASS A SHARES) BEGINNING 8/24/92 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 400 MIDCAP INDEX. THE STANDARD & POOR'S 400 MIDCAP INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 400 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE MID-RANGE SECTOR OF THE U.S. STOCK MARKET WHERE THE MEDIAN MARKET CAPITALIZATION IS APPROXIMATELY $700 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 9/30/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (25.64%), 5.12% AND 5.24%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (24.38%) AND 8.19%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 400 MIDCAP INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           COMMON STOCKS--80.0%
           BASIC MATERIALS--2.5%
  13,000   Allegheny Teledyne, Inc.                           $   231,562     $    67
   8,900   Boise Cascade Corporation                              225,281          65
  20,000   Louisiana-Pacific Corporation                          407,500         118
-------------------------------------------------------------------------------------
                                                                  864,343         250
-------------------------------------------------------------------------------------
           CAPITAL GOODS--6.4%
  20,000   *Allied Waste Industries, Inc.                         467,500         135
   8,000   Avery Dennison Corporation                             349,500         101
   9,000   Crane Company                                          211,500          61
   4,000   Johnson Controls, Inc.                                 186,000          54
  15,000   Pall Corporation                                       332,812          96
  15,000   Reynolds and Reynolds Company - Cl. "A"                267,187          77
  14,500   *Sanmina Corporation                                   407,812         118
-------------------------------------------------------------------------------------
                                                                2,222,311         642
-------------------------------------------------------------------------------------
           COMMUNICATION SERVICES--8.1%
   7,500   *AirTouch Communications, Inc.                         427,500         124
   9,000   Century Telephone Enterprises, Inc.                    425,250         123
  11,000   Cincinnati Bell, Inc.                                  286,000          83
  12,000   *Commonwealth Telephone Enterprises, Inc.              287,250          83
   2,400   *Commonwealth Telephone Enterprises, Inc. -
             Rights                                                 6,900           2
  19,500   *ICG Communications, Inc.                              329,062          95
   7,400   *MCI WorldCom, Inc.                                    361,675         105
  14,000   *Qwest Communications International, Inc.              438,375         127
  13,400   *Western Wireless Corporation - Cl. "A"                239,525          69
-------------------------------------------------------------------------------------
                                                                2,801,537         811
-------------------------------------------------------------------------------------
           CONSUMER CYCLICALS--13.6%
  14,000   *Bed Bath & Beyond, Inc.                               327,250          95
  25,000   *Children's Place Retail Stores, Inc.                  250,000          72
   7,600   E.W. Scripps Company - Cl. "A"                         330,600          96
  12,000   Ethan Allen Interiors, Inc.                            435,000         126
   4,800   *Fred Meyer, Inc.                                      186,600          54
  55,000   J. Baker, Inc.                                         247,500          72
  16,600   *Jones Apparel Group, Inc.                             380,762         110
   4,800   *Kohl's Corporation                                    187,200          54
   8,600   Masco Corporation                                      211,775          61
  12,000   Royal Caribbean Cruises, Ltd.                          318,750          92
  13,900   *Royal Group Technologies, Ltd.                        232,825          67
  16,400   *Saks, Inc.                                            367,975         107
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CONSUMER CYCLICALS (continued)
   8,700   *Staples, Inc.                                     $   255,562     $    74
   8,000   *Tech Data Corporation                                 400,500         116
  12,000   Warnaco Group, Inc. - Cl. "A"                          277,500          80
  10,000   Young & Rubicam, Inc.                                  283,750          82
-------------------------------------------------------------------------------------
                                                                4,693,549       1,358
-------------------------------------------------------------------------------------
           CONSUMER STAPLES--14.6%
  15,000   Beringer Wine Estates Holdings, Inc. - Cl. "B"         574,687         166
   7,500   *Clear Channel Communications                          356,250         103
  16,000   Coca-Cola Enterprises, Inc.                            404,000         117
   6,400   Comcast Corporation - Spec. Cl. "A"                    300,400          87
  15,400   Earthgrains Company                                    476,438         138
  20,000   Flowers Industries, Inc.                               436,250         126
  11,000   McCormick & Company, Inc.                              319,688          93
   8,500   Newell Company                                         391,531         113
  22,000   Richfood Holdings, Inc.                                338,250          98
  11,100   *Suiza Foods Corporation                               346,875         100
  13,350   *Tele-Communications, Inc. Liberty Media Group -
             Ser. "A"                                             489,778         142
   5,000   Time Warner, Inc.                                      437,813         127
  10,600   Whitman Corporation                                    168,938          49
-------------------------------------------------------------------------------------
                                                                5,040,898       1,459
-------------------------------------------------------------------------------------
           ENERGY--1.0%
   7,500   *Newfield Exploration Company                          168,750          49
  12,000   Snyder Oil Company                                     191,250          55
-------------------------------------------------------------------------------------
                                                                  360,000         104
-------------------------------------------------------------------------------------
           FINANCIAL--9.1%
   7,000   American Financial Group, Inc.                         231,000          67
   3,500   Astoria Financial Corporation                          147,438          43
  26,500   Cash America International, Inc.                       294,813          85
  16,200   Charter One Financial, Inc.                            402,975         117
   4,054   Conseco, Inc.                                          123,900          36
  13,000   Dime Bancorp, Inc.                                     329,063          95
   6,200   Fannie Mae                                             398,350         115
  20,000   Golden State Bancorp, Inc.                             398,750         115
  17,400   Innkeepers USA Trust                                   206,625          60
   5,100   Provident Companies, Inc.                              172,125          50
-------------------------------------------------------------------------------------

FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           FINANCIAL (continued)
  10,100   Resource Bancshares Mortgage Group, Inc.           $   179,275     $    52
   3,000   Wachovia Corporation                                   255,750          74
-------------------------------------------------------------------------------------
                                                                3,140,064         909
-------------------------------------------------------------------------------------
           HEALTHCARE--8.4%
   7,500   *Agouron Pharmaceuticals, Inc.                         258,281          75
   7,100   *AmeriSource Health Corp. - Cl. "A"                    386,506         112
   8,400   *Centocor, Inc.                                        332,850          96
   5,000   *Elan Corporation PLC (ADR)                            360,313         104
   5,800   *Genzyme Corporation                                   209,525          61
   9,100   *HCR Manor Care, Inc.                                  266,744          77
  15,000   *Health Management Associates, Inc. - Cl. "A"          273,750          79
  11,300   Jones Pharma, Inc.                                     324,875          94
  13,000   Teva Pharmaceutical Industries, Ltd. (ADR)             492,375         143
-------------------------------------------------------------------------------------
                                                                2,905,219         841
-------------------------------------------------------------------------------------
           TECHNOLOGY--12.8%
   2,000   *America Online, Inc.                                  222,500          64
   6,600   *Cadence Design Systems, Inc.                          168,713          49
   6,500   *Cambridge Technology Partners, Inc.                   145,031          42
   3,150   *Cisco Systems, Inc.                                   194,709          56
  12,000   Comdisco, Inc.                                         163,500          47
   8,000   *Compuware Corporation                                 471,000         136
   7,500   *Comverse Technology, Inc.                             306,563          89
  11,800   *EMC Corporation                                       674,813         195
   8,800   *Flextronics International, Ltd.                       311,850          90
   3,000   Intel Corporation                                      257,250          74
   4,500   Linear Technology Corporation                          225,000          65
   5,600   *Rambus, Inc.                                          358,400         104
  11,400   *Sterling Commerce, Inc.                               394,725         114
   4,900   *Wind River Systems, Inc.                              231,525          67
   8,400   *Xilinx, Inc.                                          294,000          85
-------------------------------------------------------------------------------------
                                                                4,419,579       1,277
-------------------------------------------------------------------------------------
           UTILITIES--3.5%
   9,000   American Water Works Company, Inc.                     282,375          82
  13,000   Houston Industries, Inc.                               404,625         117
   6,000   K N Energy, Inc.                                       307,500          89
   5,600   Sierra Pacific Resources                               217,350          63
-------------------------------------------------------------------------------------
                                                                1,211,850         351
-------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $26,016,423)                27,659,350       8,002
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--14.9%
$  2,100M  BellSouth Telecommunications, Inc., 5.49%,
             10/6/98                                          $ 2,098,399     $   607
     750M  Illinois Tool Works, 5.23%, 11/10/98                   745,642         216
     500M  McCormick & Company, Inc., 5.50%, 10/13/98             499,006         144
     900M  Prudential Funding Corp., 5.50%, 10/8/98               899,021         260
     400M  Prudential Funding Corp., 5.48%, 10/20/98              398,856         115
     500M  Washington Gas Light Co., 5.52%, 10/9/98               499,387         145
-------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $5,140,311)     5,140,311       1,487
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $31,156,734)          94.9%   32,799,661       9,489
OTHER ASSETS, LESS LIABILITIES                          5.1     1,766,568         511
-------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $34,566,229     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS SPECIAL SITUATIONS FUND

Dear Investor:

We are pleased to present this annual report for the First Investors Special Situations Fund for the fiscal year ending September 30, 1998. As noted in the Market Overview, this is a new fiscal year-end for the Fund.

For the reporting period, the Fund's return on a net asset value basis was -19.6% on Class A shares and -20.1% on Class B shares, compared with Lipper Analytical Services' small-cap funds group, which returned an average of -16.5%. The primary factor that drove the Fund's negative performance during the period was a "flight to quality" as described in the Market Overview, whereby many concerned investors moved funds from equities into Treasury securities, bonds or cash. Small-cap stocks were particularly hard hit by this phenomenon, due to liquidity concerns and perceptions of higher risk. Industry allocations, as well as unfavorable developments with respect to certain stocks held by the Fund, hurt its performance relative to its peer group.

The Fund's return was hindered by the underperformance of a number of holdings, including Oakwood Homes, a manufacturer of mobile homes and mortgage lender and Imperial Credit, a diversified financial services company. These businesses were negatively impacted by consumer refinancings and credit worries. Adaptec, a technology firm that develops products that reduce information "bottlenecks," was hurt by the increased sophistication of computer hard drives.

During the reporting period, two companies in which the Fund had invested experienced significant problems involving alleged fraudulent accounting. Transcrypt International, a producer of high-end communications equipment, announced "unresolved accounting principles" relating to certain transactions in 1997. Cendant, which had been a Wall Street darling, fell on hard times when it was discovered the revenue numbers at CUC International, one of the companies merged into Cendant, had been inflated. These events were unique and difficult to foresee and had a negative impact on the Fund's performance.

A number of holdings helped the Fund's performance, especially long-term holdings that were initially purchased at significantly lower prices. Several investments in the technology sector aided returns, including EMC, a database management company that benefited from the accelerating demand for storage space that is necessary for new applications such as the Internet, data warehousing and Year 2000 testing. Cisco System, the market leader in routers and LAN switches, benefited from the increased need for bandwidth on all levels of communication. The need for high performance communication routing and switching equipment drove the stock to new highs during the period.

In the communications sector, Tele-Communications Liberty Media, a leader in cable programming with ownership interest in the Discovery Channel, QVC, Home Shopping Network, Encore and Fox Sports, also performed well. Among retailers, Rite Aid, a national drugstore chain, also had strong performance.

A number of the Fund's holdings benefited from merger and acquisition activity:
Brooks Fiber, which the Fund held at the beginning of year, was acquired by MCI WorldCom; Jones Intercable, in whom Comcast increased its ownership stake; and Eastern Environmental, which is merging with Waste Management.

Going forward, the Fund will continue to seek value in the small-cap market.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]

David A. Hanover
Co-Portfolio Manager*

[SIGNATURE]

Patricia D. Poitra
Director of Equities
  and Co-Portfolio Manager

* Mr. Hanover assumed the position of Co-Portfolio Manager of the Fund on September 1, 1998.

October 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF SEPTEMBER 30, 1998
                                   SPECIAL SITUATIONS FUND            RUSSELL 2000

Sep-90                                                   $9,375                 $10,000
Dec-90                                                    9,741                  10,754
Dec-91                                                   14,657                  16,214
Dec-92                                                   17,186                  17,853
Dec-93                                                   20,714                  20,776
Dec-94                                                   19,955                  20,624
Dec-95                                                   24,730                  27,106
Dec-96                                                   27,588                  31,107
Dec-97                                                   32,042                  37,969
Sep-98                                                   25,758                  31,875
                                   Average Annual Total Return*
Class A Shares                                      N.A.V. Only     S.E.C. Standardized
One Year                                               (26.01%)                (30.63%)
Five Years                                                4.95%                   3.60%
Since Inception (9/18/90)                                13.40%                  12.49%
Class B Shares
One Year                                               (26.54%)                (29.48%)
Since Inception (1/12/95)                                 6.44%                   5.75%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS SPECIAL SITUATIONS FUND (CLASS A SHARES) BEGINNING 9/18/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE RUSSELL 2000 INDEX. THE RUSSELL 2000 INDEX CONSISTS OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX (WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET). THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED AS THE PREMIER INDEX OF SMALL CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN THE SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 9/30/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (30.86%), 3.36% AND 12.03%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (29.72%) AND 5.50%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RUSSELL 2000 INDEX FIGURES FROM FRANK RUSSELL AND COMPANY AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--85.3%
            BASIC MATERIALS--2.6%
   48,600   Boise Cascade Corporation                          $  1,230,187     $    70
   60,300   *ChiRex, Inc.                                           719,831          41
   34,300   Lilly Industries, Inc. - Cl. "A"                        604,537          35
   60,900   Louisiana-Pacific Corporation                         1,240,837          71
   17,100   Southdown, Inc.                                         769,500          44
 --------------------------------------------------------------------------------------
                                                                  4,564,892         261
 --------------------------------------------------------------------------------------
            CAPITAL GOODS--3.9%
   40,700   *Eastern Environmental Services, Inc.                 1,231,175          70
   67,500   Gleason Corporation                                   1,084,219          62
   32,100   *Ionics, Inc.                                           850,650          49
  120,900   *Newpark Resources, Inc.                                831,187          47
   75,068   *Sanmina Corporation                                  2,111,287         121
   37,400   *Tower Automotive, Inc.                                 738,650          42
 --------------------------------------------------------------------------------------
                                                                  6,847,168         391
 --------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.8%
   40,000   Cincinnati Bell, Inc.                                 1,040,000          59
   61,200   *Commonwealth Telephone Enterprises, Inc.             1,464,975          84
   10,740   *Commonwealth Telephone Enterprises, Inc. -
              Rights                                                 30,877           2
   67,800   ECI Telecommunications, Ltd. (ADR)                    1,661,100          95
   73,700   *ICG Communications, Inc.                             1,243,687          71
   31,600   *IXC Communications, Inc.                               940,100          54
   54,760   *MCI WorldCom, Inc.                                   2,676,395         153
   64,400   *Western Wireless Corporation - Cl. "A"               1,151,150          66
 --------------------------------------------------------------------------------------
                                                                 10,208,284         584
 --------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--11.8%
  103,000   *Eagle Hardware & Garden, Inc.                        2,233,812         128
   36,000   Ethan Allen Interiors, Inc.                           1,305,000          75
   43,650   *Fossil, Inc.                                           594,731          34
  103,300   Interface, Inc.                                       1,239,600          71
   81,500   *International Comfort Products Corporation             667,281          38
   53,600   *Just For Feet, Inc.                                    683,400          39
   50,200   Kellwood Company                                      1,349,125          77
   43,350   *NCO Group, Inc.                                      1,205,672          69
   32,500   Oakwood Homes Corporation                               426,562          24
   88,900   Ogden Corporation                                     2,528,094         144
   78,500   *Royal Group Technologies, Ltd.                       1,314,875          75
   82,984   *Saks, Inc.                                           1,861,953         106
   64,600   St. John Knits, Inc.                                  1,041,675          60
   55,100   *StaffMark, Inc.                                      1,005,575          57
 --------------------------------------------------------------------------------------

FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS (continued)
   61,000   Talbots, Inc.                                      $  1,090,375     $    62
   64,700   *Travis Boats & Motors, Inc.                          1,002,850          57
  108,500   Wolverine World Wide, Inc.                            1,179,937          67
 --------------------------------------------------------------------------------------
                                                                 20,730,517       1,183
 --------------------------------------------------------------------------------------
            CONSUMER STAPLES--14.1%
   73,300   Beringer Wine Estates Holdings, Inc. - Cl. "B"        2,808,306         160
  128,000   *Cinar Films, Inc. - Cl. "B"                          2,296,000         131
   93,500   *Citadel Communications Corporation                   1,910,906         109
   34,200   Comcast Corporation - Spec. Cl. "A"                   1,605,262          92
   61,400   Earthgrains Company                                   1,899,562         108
  166,400   *Four Media Company                                     624,000          36
   43,400   *Fresh America Corporation                              553,350          32
   54,300   *Jones Intercable, Inc. - Cl. "A"                     1,350,712          77
   84,500   Richfood Holdings, Inc.                               1,299,188          74
   93,900   Rite Aid Corporation                                  3,333,450         190
   54,000   *Sinclair Broadcast Group, Inc. - Cl. "A"               877,500          50
   28,450   *Steiner Leisure, Ltd.                                  444,531          25
   56,600   *Suiza Foods Corporation                              1,768,750         101
  109,075   *Tele-Communications, Inc. Liberty Media Group -
              Ser. "A"                                            4,001,689         228
 --------------------------------------------------------------------------------------
                                                                 24,773,206       1,413
 --------------------------------------------------------------------------------------
            ENERGY--1.8%
   62,300   *Nabors Industries, Inc.                                946,181          54
   38,200   *Newfield Exploration Company                           859,500          49
   60,500   *Precision Drilling Corporation - Cl. "A"               760,031          43
   49,800   *R&B Falcon Corporation                                 597,600          34
 --------------------------------------------------------------------------------------
                                                                  3,163,312         180
 --------------------------------------------------------------------------------------
            FINANCIAL--12.8%
   17,000   Astoria Financial Corporation                           716,125          41
  142,500   Cash America International, Inc.                      1,585,313          91
   27,600   Centura Banks, Inc.                                   1,735,350          99
   70,339   Charter One Financial, Inc.                           1,749,683         100
   66,700   Commercial Federal Corporation                        1,571,619          90
   34,060   Conseco, Inc.                                         1,040,959          59
   54,900   Dime Bancorp, Inc.                                    1,389,656          79
   34,800   *HealthCare Financial Partners, Inc.                  1,461,600          83
   65,100   Innkeepers USA Trust                                    773,063          44
   67,700   Manufactured Home Communities, Inc.                   1,722,119          98
   45,462   Mercantile Bancorporation, Inc.                       2,199,224         126
   60,667   New Plan Excel Realty Trust                           1,414,299          81
 --------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL (continued)
   40,800   Peoples Heritage Financial Group, Inc.             $    731,850     $    42
   70,075   Resource Bancshares Mortgage Group, Inc.              1,243,831          71
   54,400   TCF Financial Corporation                             1,081,200          62
   30,250   Washington Federal, Inc.                                756,250          43
   69,100   Westfield America, Inc.                               1,183,338          68
 --------------------------------------------------------------------------------------
                                                                 22,355,479       1,277
 --------------------------------------------------------------------------------------
            HEALTHCARE--11.9%
   38,200   Agouron Pharmaceuticals, Inc.                         1,315,513          75
  149,500   American Oncology Resources, Inc.                     1,513,688          86
   37,000   *AmeriSource Health Corp. - Cl. "A"                   2,014,188         115
   67,200   *CardioVascular Dynamics, Inc.                          260,400          15
   23,900   *Centocor, Inc.                                         947,038          54
   70,300   *Dura Pharmaceuticals, Inc.                             768,906          44
   56,000   *HCR Manor Care, Inc.                                 1,641,500          94
  122,600   *IDEXX Laboratories, Inc.                             2,927,075         167
   26,700   *IMPATH, Inc.                                           794,325          45
   69,500   Jones Pharma, Inc.                                    1,998,125         114
   80,100   *Kensey Nash Corporation                                650,813          37
   60,500   *Medicis Pharmaceutical Corporation - Cl. "A"         2,397,313         137
  155,700   *PharMerica, Inc.                                       846,619          48
   34,950   *Renal Care Group, Inc.                                 895,594          51
   47,500   Teva Pharmaceutical Industries, Ltd. (ADR)            1,799,063         103
 --------------------------------------------------------------------------------------
                                                                 20,770,160       1,185
 --------------------------------------------------------------------------------------
            TECHNOLOGY--20.2%
   42,300   *Cisco Systems, Inc.                                  2,614,669         149
   33,600   *Comverse Technology, Inc.                            1,373,400          78
   94,700   *Condor Technology Solutions, Inc.                      970,675          55
   69,600   *EMC Corporation                                      3,980,250         227
   60,600   *Etec Systems, Inc.                                   1,579,388          90
   44,900   *Flextronics International, Ltd.                      1,591,144          91
   55,050   *Information Management Resources, Inc.               1,362,488          78
   69,400   *Level One Communications, Inc.                       1,396,675          80
   40,000   *Lycos, Inc.                                          1,352,500          77
   54,760   National Data Corporation                             1,690,715          97
   35,600   *Network Appliance, Inc.                              1,802,250         103
   57,800   *NICE-Systems, Ltd.                                     852,550          49
   79,800   *Orckit Communications, Ltd.                          1,037,400          59
   59,200   *Platinum Technology, Inc.                            1,065,600          61
   55,800   *PRI Automation, Inc.                                   697,500          40
   27,200   *Rambus, Inc.                                         1,740,800          99
  148,300   *Saville Systems Ireland PLC (ADR)                    2,150,350         123
 --------------------------------------------------------------------------------------

FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
   SHARES                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   62,200   *Software AG Systems, Inc.                         $  1,057,400     $    60
   65,500   *Sterling Commerce, Inc.                              2,267,938         129
   28,600   *Synopsys, Inc.                                         952,738          54
  100,000   *Verilink Corporation                                   443,750          25
   40,000   *Wind River Systems, Inc.                             1,890,000         108
   44,400   *Xilinx, Inc.                                         1,554,000          89
 --------------------------------------------------------------------------------------
                                                                 35,424,180       2,021
 --------------------------------------------------------------------------------------
            TRANSPORTATION--.4%
  167,000   *Transportacion Maritima Mexicana SA de C.V. -
              Cl. "L" (ADR)                                         709,750          41
 --------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $148,953,607)                149,546,948       8,536
 --------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--14.3%
$   2,000M  Abbott Laboratories, 5.49%, 10/21/98                  1,993,808         114
    1,000M  BellSouth Telecommunications, Inc., 5.51%,
              10/6/98                                               999,232          57
    1,300M  Coca Cola Co., 5.46%, 10/9/98                         1,298,423          74
    3,000M  Consolidated Natural Gas Co., Inc., 5.25%,
              11/3/98                                             2,985,562         170
    6,700M  Eastman Kodak Co., 5.47%, 11/2/98                     6,667,423         381
    1,200M  General Electric Credit Corp., 5.50%, 10/22/98        1,196,150          68
    1,800M  Illinois Tool Works, Inc., 5.51%, 10/20/98            1,794,766         103
      700M  Interstate Engine Co., 5.53%, 10/8/98                   699,247          40
    2,500M  Motorola, Inc., 5.18%, 11/19/98                       2,482,374         142
    2,000M  Prudential Funding Corp., 5.50%, 10/8/98              1,997,860         114
      600M  Prudential Funding Corp., 5.48%, 10/13/98               598,905          34
    2,300M  Prudential Funding Corp., 5.48%, 10/20/98             2,293,347         131
 --------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $25,007,097)     25,007,097       1,428
 --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $173,960,704)          99.6%   174,554,045       9,964
OTHER ASSETS, LESS LIABILITIES                            .4        632,435          36
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $175,186,480     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Global Fund for the nine months ended September 30, 1998. As noted in the Market Overview, this is a new fiscal year-end for the Fund.

For the reporting period, the Fund returned on a net asset value basis -1.3% on Class A shares and -1.9% on Class B shares compared to a return of -2.6% for the Lipper Global Average. The Morgan Stanley All Country World Free Index returned 0.7% while the Morgan Stanley World Index (which is composed of only developed markets) returned 3.0%. This year we have added a comparison to the All Country World Free Index since it is more representative of the Fund's current investment universe.

Equity markets worldwide retrenched in the late summer after a strong first half, as the Asian crises, which began in 1997, spread globally. Over the nine months ended September 30, 1998, the returns of major markets were widely disparate. Stock market returns in the major Continental European countries led the way for the nine months ended September 30, 1998, with France, Germany, Italy and Spain returning between 15.6% and 20.4% over this time period. Peripheral European markets were mixed with Finland up 57.0%, while Norway declined -32.1%. The United Kingdom was up 3.0% over this time period. The Fund's large commitment to stocks of Continental European companies was therefore a positive. The U.S. returned 7.2% during this period, while Canada declined -18.4%. Developed Asian markets (excluding Japan) were down -24.1% overall, while Japan declined -17.1% over the nine month period. Finally, other emerging market countries (including Latin America) declined -36.7%. Overall, the Global Fund's country allocation during the year was highly additive to returns. In particular, the Fund's focus on Continental European countries was favorable because those markets performed better than the U.S., U.K., and Japan, as well as the markets of other less developed countries. However, the mix of individual investments in Europe held Fund returns back. For example, the strength of the British pound during the first half of the year adversely affected foreign-currency exposed U.K. investments. Furthermore, a premature move away from mega-cap European drug stocks also hurt relative returns.

Looking forward, we believe many of the world's major economies will see slower growth in the early part of 1999, while recovery in Japan and emerging markets will be a very gradual process. As a response to slower growth, we expect the U.S. and U.K. to take the lead in responding with further interest rate cuts. We believe we are also likely to see other economies adopt more stimulative policies. While we see slower growth as we head into next year, the stimulative policies should have the desired effect and result in stronger growth as 1999 wears on. As a result of these views, the Fund's investment strategy is as follows:
    - In a slow growth environment we have favored more defensive stocks. However, the stimulative policies outlined above call for a gradual increase in exposure to

FIRST INVESTORS GLOBAL FUND, INC.

      more growth sensitive stocks. For example, recent Fund investments have focused on some industrial and materials stocks in Australia and the U.K., where a weaker currency should benefit these companies.
    - In the U.S., the Fund's strategy has been focused on very large-cap, stable earners. But in a world where we see economic activity starting to re-accelerate, we have started to trim high price/earnings multiple stocks, such as Lucent, in favor of lower-multiple, higher-yielding stocks with economic sensitivity, such as Alcoa and Dupont, providing a more diversified exposure for the Fund. The Fund had 32% of its assets invested in the U.S. as of September 30, 1998.
    - In Continental Europe, where we see slightly stronger currencies, we believe it makes sense to own a mix of investments that are more defensive, such as utility sector stocks. The Fund also has investments in long-term trends in the telecommunications and technology arena, such as cellular phone stocks. The Fund has made a move away from financial stocks as we see European financial companies having significant exposure to emerging markets, where the debt workout will be gradual which, in turn, will adversely affect the stocks. As of September 30, 1998, the Fund had 50% of its assets invested in Europe and, therefore, the U.S. and Europe combined represented 82% of all of the Fund's assets.
    - We have largely avoided emerging market investments and have under-weighted Japan since we believe these areas have a long workout process. Japan's recovery, in particular, will be gradual and we are making only selective investments there until we see more serious efforts at addressing the embedded economic and structural problems. The Fund had a very low weighting in Japan (6% of assets) as of September 30, 1998.

In addition to the general risks associated with stocks and bonds, investing in non-U.S. securities entails some special risks. These may include currency risks as well as country-specific political and economic risks. While there is a fair degree of diversification across markets and companies with this Fund, diversification cannot totally protect from falling stock prices.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]
Trond Skramstad
Portfolio Manager

October 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS GLOBAL FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Global Fund, Inc. (Class A shares), the Morgan Stanley Capital International ("MSCI") All Country World Free Index and the MSCI World Index.+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF SEPTEMBER 30, 1998
                                                                    MSCI ALL COUNTRY          MSCI

                                                    Global Fund        World Free Index     World Index
Jan-89                                                   $9,375                 $10,000         $10,000
Dec-89                                                   12,899                  11,765          11,721
Dec-90                                                   11,323                   9,826           9,786
Dec-91                                                   13,230                  11,782          11,642
Dec-92                                                   12,597                  11,284          11,101
Dec-93                                                   15,491                  14,091          13,670
Dec-94                                                   14,905                  14,800          14,435
Dec-95                                                   17,562                  17,680          17,510
Dec-96                                                   20,097                  20,013          19,961
Dec-97                                                   21,701                  23,014          22,956
Sep-98                                                   21,429                  23,172          23,633
                                   Average Annual Total Return*
Class A Shares                                      N.A.V. Only     S.E.C. Standardized
One Year                                                (7.78%)                (13.56%)
Five Years                                                8.39%                   6.99%
Ten Years                                                 9.54%                   8.84%
Class B Shares
One Year                                                (8.46%)                (12.13%)
Since Inception (1/12/95)                                 9.86%                   9.23%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS GLOBAL FUND, INC. (CLASS A SHARES) BEGINNING 1/1/89 WITH THEORETICAL INVESTMENTS IN THE MSCI ALL COUNTRY WORLD FREE INDEX AND THE MSCI WORLD INDEX. THE MSCI ALL COUNTRY WORLD FREE INDEX REPRESENTS BOTH THE DEVELOPED AND THE EMERGING MARKETS. THE INDEX INCLUDES 48 MARKETS OF WHICH EMERGING MARKETS REPRESENT APPROXIMATELY 5.6%. THE MSCI WORLD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF STOCK MARKETS IN THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX CONSISTS OF APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE COVERED STOCK EXCHANGES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 9/30/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/29/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 7.25%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MSCI ALL COUNTRY WORLD FREE INDEX AND MSCI WORLD INDEX FIGURES FROM MORGAN STANLEY & CO., INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.
+ WE HAVE ADDED A COMPARISON TO THE MSCI ALL COUNTRY WORLD FREE INDEX THIS YEAR
  BECAUSE THAT INDEX IS MORE REPRESENTATIVE OF THE FUND'S CURRENT INVESTMENT UNIVERSE. AFTER THIS YEAR, WE WILL NOT SHOW A COMPARISON TO THE MSCI WORLD INDEX BECAUSE IT REPRESENTS ONLY THE DEVELOPED MARKETS.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1998

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
                                                                               $10,000 OF
     SHARES   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              COMMON STOCKS--92.4%
              UNITED STATES--32.3%
     50,500   Abbott Laboratories                                $  2,193,594     $    80
     14,700   Alcoa                                                 1,043,700          38
     44,950   American Express Company                              3,489,244         128
     34,642   American International Group, Inc.                    2,667,434          98
     59,550   *Analog Devices, Inc.                                   956,522          35
     26,400   Baxter International, Inc.                            1,570,800          57
     31,100   Chevron Corporation                                   2,614,344          96
     55,250   *Cisco Systems, Inc.                                  3,415,141         125
      9,350   Citicorp                                                868,966          32
     49,150   CVS Corporation                                       2,153,384          79
     17,300   Du Pont (E.I.) de Nemours & Company                     970,962          36
     24,950   Duke Energy Corporation                               1,651,378          60
     43,300   Exxon Corporation                                     3,039,119         111
     45,700   Fannie Mae                                            2,936,225         107
     28,200   First Data Corporation                                  662,700          24
     37,700   Gannett Company, Inc.                                 2,019,306          74
      2,700   General Electric Company                                214,819           8
     39,500   Gillette Company                                      1,510,875          55
     28,200   Hertz Corporation - Cl. "A"                           1,166,775          43
     42,650   Hewlett-Packard Company                               2,257,784          83
     67,800   Home Depot, Inc.                                      2,678,100          98
     22,440   Intel Corporation                                     1,924,230          70
     15,700   International Business Machines Corporation           2,009,600          74
     41,000   Johnson & Johnson                                     3,208,250         117
     23,725   Kimberly-Clark Corporation                              960,862          35
     36,600   McDonald's Corporation                                2,184,562          80
     45,712   *MCI WorldCom, Inc.                                   2,234,174          82
     30,300   *Microsoft Corporation                                3,334,894         122
    113,800   *Mirage Resorts, Inc.                                 1,906,150          70
     34,400   *PeopleSoft, Inc.                                     1,122,300          41
     15,400   Pfizer, Inc.                                          1,631,437          60
     65,000   Pharmacia & Upjohn, Inc.                              3,262,187         119
     27,600   Philip Morris Companies, Inc.                         1,271,325          47
     30,180   Procter & Gamble Company                              2,140,894          78
     60,800   SBC Communications, Inc.                              2,701,800          99
     28,600   Schlumberger, Ltd.                                    1,438,937          53
     42,700   ServiceMaster Company                                   934,062          34
     94,825   Southwest Airlines Company                            1,896,500          69
     57,500   State Street Corporation                              3,137,344         115
   --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
                                                                               $10,000 OF
     SHARES   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              UNITED STATES (continued)
     32,200   Travelers Group, Inc.                              $  1,207,500     $    44
     44,400   US Bancorp                                            1,578,975          58
     65,900   Wal-Mart Stores, Inc.                                 3,599,788         132
     55,100   Walt Disney Company                                   1,394,719          51
     39,500   Warner-Lambert Company                                2,982,250         109
   --------------------------------------------------------------------------------------
                                                                   88,143,912       3,226
   --------------------------------------------------------------------------------------
              UNITED KINGDOM--13.6%
    119,800   Allied Zurich PLC                                     1,225,590          45
     44,390   BOC Group PLC                                           552,571          20
    310,200   British American Tobacco PLC                          2,310,246          85
    208,346   British Petroleum PLC                                 3,186,569         117
    850,700   British Steel PLC                                     1,536,024          56
     71,400   British Telecommunications PLC                          962,204          35
    117,800   Cable & Wireless PLC                                  1,123,058          41
     48,000   COLT Telecom Group PLC                                  404,184          15
    280,800   Compass Group PLC                                     2,638,846          97
    194,608   Diageo PLC                                            1,852,006          68
     59,900   Glaxo Wellcome PLC                                    1,768,158          65
    119,400   Great Universal Stores PLC                            1,359,476          50
    102,900   Imperial Chemical Industries PLC                        810,512          30
    155,400   National Westminster Bank PLC                         2,086,276          76
    347,100   Next PLC                                              2,477,392          91
    156,900   Orange PLC                                            1,506,491          55
     85,000   PowerGen PLC                                          1,263,924          46
    105,100   Reckitt & Colman PLC                                  1,554,765          57
    136,000   Scottish Power PLC                                    1,317,364          48
    122,046   Smithkline Beecham PLC                                1,341,908          49
    241,100   Standard Chartered PLC                                1,700,358          62
    201,300   Vodafone Group PLC                                    2,336,469          85
    193,500   WPP Group PLC                                           891,958          33
     29,500   Zeneca Group PLC                                      1,042,751          38
   --------------------------------------------------------------------------------------
                                                                   37,249,100       1,364
   --------------------------------------------------------------------------------------
              FRANCE--8.9%
     18,420   Alcatel Alsthom                                       1,636,659          60
     21,876   Assurances Generales de France                        1,206,050          44
     18,130   Axa-Uap                                               1,659,414          61
     63,560   Banque Nationale de Paris                             3,402,081         124
   --------------------------------------------------------------------------------------

FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1998

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
                                                                               $10,000 OF
     SHARES   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              FRANCE (continued)
      1,160   Carrefour Supermarche SA                           $    734,934     $    27
     11,590   Casino Guichard Perrachon                             1,168,346          43
     10,010   Compagnie de Saint Gobain                             1,326,975          49
     11,460   Paribas                                                 617,491          23
     41,362   Rhone-Poulenc SA - Ser. "A"                           1,734,238          63
     19,020   Societe Nationale Elf Aquitaine SA                    2,344,921          86
     21,000   STMicroelectronics NV-NY Shs.                           943,687          35
     25,487   Total SA - Cl. "B"                                    3,210,429         117
     21,630   Vivendi                                               4,306,855         158
   --------------------------------------------------------------------------------------
                                                                   24,292,080         890
   --------------------------------------------------------------------------------------
              GERMANY--6.8%
     48,050   Bayer AG                                              1,900,315          70
     37,390   Deutsche Telekom AG                                   1,161,057          42
     22,910   Dresdner Bank AG                                        870,422          32
     76,330   Hoechst AG                                            3,128,362         114
      7,190   Karstadt AG                                           3,420,010         125
     26,030   Mannesmann AG                                         2,390,637          87
     73,700   Siemens AG                                            4,025,958         147
      2,360   Viag AG                                               1,542,641          56
   --------------------------------------------------------------------------------------
                                                                   18,439,402         673
   --------------------------------------------------------------------------------------
              JAPAN--5.5%
     13,300   Advantest Corporation                                   566,705          21
     50,000   Dai Nippon Printing Company, Ltd.                       643,545          24
     91,000   Eisai Company, Ltd.                                   1,107,079          40
     37,000   Fuji Photo Film                                       1,277,547          47
    106,000   Hitachi Company, Ltd.                                   467,227          17
     20,000   Mabuchi Motor Company, Ltd.                           1,256,244          46
     27,200   Matsumotokiyoshi Company, Ltd.                          891,211          33
     20,700   Nichiei Company, Ltd.                                 1,400,579          51
        173   Nippon Telegraph & Telephone Corporation              1,264,582          46
        187   NTT Data Corporation                                    684,146          25
    131,000   Olympus Optical Company, Ltd.                         1,442,611          53
      9,000   Rohm Company, Ltd.                                      859,535          31
     24,200   Sony Corporation                                      1,687,171          62
    229,000   Toshiba Corporation                                     826,026          30
     17,000   Uni-Charm Corporation                                   665,662          24
   --------------------------------------------------------------------------------------
                                                                   15,039,870         550
   --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
                                                                               $10,000 OF
     SHARES   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              NETHERLANDS--4.3%
     17,400   Gucci Group NV-NY Reg. Shs.                        $    628,575     $    23
     57,369   ING Groep NV                                          2,583,779          95
     69,300   Koninklijke Ahold NV                                  2,069,721          76
     34,500   Philips Electronics NV                                1,857,615          68
     20,200   Royal Dutch Petroleum Company                         1,001,920          37
     46,557   TNT Post Group NV                                     1,185,486          43
     39,900   Unilever NV-CVA                                       2,510,312          92
   --------------------------------------------------------------------------------------
                                                                   11,837,408         434
   --------------------------------------------------------------------------------------
              ITALY--3.8%
    239,300   Banca Commerciale Italiana                            1,437,284          53
  1,035,400   Banca di Roma                                         1,848,396          68
    327,500   ENI SpA                                               2,005,675          73
    269,000   Olivetti SpA                                            567,294          21
    647,222   Telecom Italia SpA                                    4,455,282         163
   --------------------------------------------------------------------------------------
                                                                   10,313,931         378
   --------------------------------------------------------------------------------------
              AUSTRALIA--3.3%
    222,671   *AMP, Ltd.                                            2,696,858          99
    329,263   Australian & New Zealand Banking Group, Ltd.          1,758,363          64
    191,485   News Corporation, Ltd.                                1,233,853          45
  1,193,829   Pasminco, Ltd.                                          876,629          32
     71,740   Rio Tinto, Ltd.                                         867,602          32
    309,014   Telstra Corporation, Ltd. I/R                           865,085          32
    245,145   WMC, Ltd.                                               737,100          27
   --------------------------------------------------------------------------------------
                                                                    9,035,490         331
   --------------------------------------------------------------------------------------
              SWEDEN--3.1%
     36,760   Astra AB - Cl. "A"                                      628,732          23
      7,400   Hennes & Mauritz AB - Cl. "B"                           538,386          20
    384,980   *Nordbanken Holding AB                                2,211,248          81
     66,280   Pharmacia & Upjohn (Swedish Dep. Shs.)                3,333,228         122
     72,710   Volvo AB - Cl. "B"                                    1,781,889          65
   --------------------------------------------------------------------------------------
                                                                    8,493,483         311
   --------------------------------------------------------------------------------------
              SWITZERLAND--2.6%
      1,570   Compagnie Financiere Richemont AG                     2,007,423          73
      1,060   Credit Suisse Group                                     117,156           4
        950   Holderbank Financiere Glarus AG                         974,491          36
   --------------------------------------------------------------------------------------

FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1998

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
                                                                               $10,000 OF
     SHARES   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              SWITZERLAND (continued)
      1,086   Nestle AG Regd                                     $  2,160,527     $    79
        793   Novartis AG                                           1,272,295          47
        600   Roche Holdings AG - Genusscheine                        645,808          24
   --------------------------------------------------------------------------------------
                                                                    7,177,700         263
   --------------------------------------------------------------------------------------
              SPAIN--2.0%
     60,600   Banco Santander SA                                      936,306          34
     67,600   Endesa SA                                             1,522,676          56
     47,800   Endesa SA (ADR)                                       1,051,600          38
     18,000   Telefonica SA                                           656,318          24
     12,172   Telefonica SA (ADR)                                   1,313,815          48
   --------------------------------------------------------------------------------------
                                                                    5,480,715         200
   --------------------------------------------------------------------------------------
              FINLAND--1.5%
    112,690   Metsa-Serla OY - Cl. "B"                                797,237          29
     21,800   Nokia Corporation - Cl. "A" (ADR)                     1,709,937          63
     21,280   Nokia OYJ - Cl. "A"                                   1,689,479          62
   --------------------------------------------------------------------------------------
                                                                    4,196,653         154
   --------------------------------------------------------------------------------------
              IRELAND--1.4%
    212,650   Allied Irish Banks PLC                                3,157,172         116
    353,689   Jefferson Smurfit Group PLC                             543,938          20
   --------------------------------------------------------------------------------------
                                                                    3,701,110         136
   --------------------------------------------------------------------------------------
              DENMARK--.8%
     29,860   Unidanmark A/S - Cl. "A" Regd                         2,161,380          79
   --------------------------------------------------------------------------------------
              CANADA--.6%
     39,000   Canadian National Railway Company                     1,740,375          64
   --------------------------------------------------------------------------------------
              HONG KONG--.6%
    302,000   Cheung Kong Holdings, Ltd.                            1,399,196          51
     35,000   Henderson Land Development                              119,700           4
   --------------------------------------------------------------------------------------
                                                                    1,518,896          55
   --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
     SHARES                                                                      FOR EACH
         OR                                                                    $10,000 OF
   WARRANTS   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              NEW ZEALAND--.5%
     72,800   Telecom Corporation of New Zealand - I/R           $    129,344     $     5
    100,329   Telecom Corporation of New Zealand, Ltd.                384,140          14
     27,450   Telecom Corporation of New Zealand, Ltd. (ADR)          826,931          30
   --------------------------------------------------------------------------------------
                                                                    1,340,415          49
   --------------------------------------------------------------------------------------
              TAIWAN--.5%
    102,735   *Taiwan Semiconductor Manufacturing Co., Ltd.
                (ADR)                                               1,258,504          46
   --------------------------------------------------------------------------------------
              CHINA--.3%
    592,800   China Telecom, Ltd.                                     933,304          34
   --------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $225,091,259)                  252,353,728       9,237
   --------------------------------------------------------------------------------------
              PREFERRED STOCKS--1.5%
              GERMANY--1.5%
     19,410   Henkel KGAA                                           1,411,020          52
     17,530   Hornbach Holdings AG                                  1,447,412          53
      2,610   SAP AG                                                1,291,449          47
   --------------------------------------------------------------------------------------
                                                                    4,149,881         152
   --------------------------------------------------------------------------------------
              BRAZIL--.0%
     23,000   Vale Do Rio Doce - Class "B"                                 --          --
   --------------------------------------------------------------------------------------
TOTAL VALUE OF PREFERRED STOCKS (cost $4,459,943)                   4,149,881         152
   --------------------------------------------------------------------------------------
              WARRANTS--.0%
              THAILAND
      5,800   *Siam Commercial Bank (expiring 12/31/02) (cost
                $0)                                                        --          --
--------------------------------------------------------------------------------------

FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1998

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
                                                                                 INVESTED
                                                                                 FOR EACH
  PRINCIPAL                                                                    $10,000 OF
     AMOUNT   SECURITY                                                  VALUE  NET ASSETS
-----------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--6.4%
    $17,571M  Paine Webber, Inc., 5.45%, 10/1/98
                (collateralized by U.S. Treasury Bonds, due
                8/15/05,
                valued at $17,596,231)
                (cost $17,571,000)                               $ 17,571,000     $   643
   --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $247,122,202)           100.3%   274,074,609      10,032
EXCESS OF LIABILITIES OVER OTHER ASSETS                    (.3)      (871,057)        (32)
--------------------------------------------------------------------------------------
NET ASSETS                                               100.0%  $273,203,552     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1998

Sector diversification of the portfolio was as follows:

--------------------------------------------------------------------
                                            PERCENTAGE
SECTOR                                   OF NET ASSETS         VALUE
--------------------------------------------------------------------
Drugs..................................           10.6% $ 28,986,998
Banks..................................           10.2    27,889,218
Retail.................................            8.5    23,166,735
Telephone..............................            7.0    19,011,094
Energy Sources.........................            6.4    17,402,977
Food/Beverage/Tobacco..................            4.4    12,111,839
Media..................................            4.0    10,997,819
Insurance..............................            3.9    10,549,767
Electronics............................            3.2     8,834,025
Travel & Leisure.......................            3.2     8,626,058
Communication Equipment................            3.1     8,451,216
Electric Utilities.....................            3.1     8,349,583
Household Products.....................            3.0     8,244,078
Financial Services.....................            2.9     7,826,048
Metals & Minerals......................            2.7     7,362,521
Software Services......................            2.6     7,095,489
Business Services......................            2.4     6,448,315
Electrical Equipment...................            2.0     5,497,021
Medical Products.......................            1.9     5,207,005
Computers & Office Equipment...........            1.9     5,093,410
Pipeline...............................            1.6     4,306,855
Entertainment Products.................            1.1     2,964,718
Machinery & Manufacturing..............             .9     2,390,637
Chemicals..............................             .8     2,334,045
Automotive.............................             .6     1,781,889
Transportation.........................             .6     1,740,375
Energy Services........................             .5     1,438,937
Paper/Forest Products..................             .5     1,341,175
Health Services........................             .3       934,062
Real Estate Companies..................             .0       119,700
Repurchase Agreement...................            6.4    17,571,000
--------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS                       100.3   274,074,609
EXCESS OF LIABILITIES OVER OTHER ASSETS            (.3)     (871,057)
--------------------------------------------------------------------
NET ASSETS                                       100.0% $273,203,552
--------------------------------------------------------------------
--------------------------------------------------------------------

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS
September 30, 1998

------------------------------------------------------------------
                                               TOTAL      GROWTH &
                                              RETURN        INCOME
------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $70,820,041  $231,494,073
                                         -----------  ------------
                                         -----------  ------------
  At value (Note 1A)...................  $77,695,797  $300,645,867
Cash...................................      340,011       515,066
Receivables:
  Investment securities sold...........      190,868     1,205,480
  Dividends and interest...............      596,069       452,932
  Shares sold..........................      213,730       977,495
  Forward currency contracts (Note
    4).................................           --            --
Other assets...........................           --            --
                                         -----------  ------------
Total Assets...........................   79,036,475   303,796,840
                                         -----------  ------------
LIABILITIES
Payables:
  Investment securities purchased......    2,121,019     2,414,575
  Shares redeemed......................       67,136       485,176
Accrued advisory fee...................       47,418       187,541
Accrued expenses.......................       40,928        91,312
                                         -----------  ------------
Total Liabilities......................    2,276,501     3,178,604
                                         -----------  ------------
NET ASSETS.............................  $76,759,974  $300,618,236
                                         -----------  ------------
                                         -----------  ------------
NET ASSETS CONSIST OF:
Capital paid in........................  $62,863,805  $230,918,860
Undistributed net investment income
  (deficit)............................      585,322       499,957
Accumulated net realized gain (loss) on
  investment transactions and foreign
  currency transactions................    6,435,091        47,625
Net unrealized appreciation of
  investments and foreign currency
  transactions.........................    6,875,756    69,151,794
                                         -----------  ------------
Total..................................  $76,759,974  $300,618,236
                                         -----------  ------------
                                         -----------  ------------
NET ASSETS:
  Class A..............................  $72,647,957  $257,589,104
  Class B..............................  $ 4,112,017  $ 43,029,132
SHARES OUTSTANDING (Note 5)
  Class A..............................    5,090,997    20,924,449
  Class B..............................      291,085     3,545,846
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................  $     14.27  $      12.31
                                         -----------        ------
                                         -----------        ------
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A
  (Net asset value/.9375)*.............  $     15.22  $      13.13
                                         -----------        ------
                                         -----------        ------
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE -
  CLASS B (Note 5).....................  $     14.13  $      12.14
                                         -----------        ------
                                         -----------        ------

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

----------------------------------------------------------------------------------------------------------
                                                          UTILITIES      MID-CAP     SPECIAL
                                            BLUE CHIP        INCOME  OPPORTUNITY  SITUATIONS        GLOBAL
----------------------------------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $326,105,545  $110,788,023  $31,156,734  $173,960,704 $247,122,202
                                         ------------  ------------  -----------  ----------  ------------
                                         ------------  ------------  -----------  ----------  ------------
  At value (Note 1A)...................  $411,235,199  $135,762,022  $32,799,661  $174,554,045 $274,074,609
Cash...................................       529,898       253,909      196,943     473,400        10,396
Receivables:
  Investment securities sold...........     6,696,244       287,773    1,713,030   4,024,943     7,364,128
  Dividends and interest...............       336,385       382,328       13,261     136,653       640,755
  Shares sold..........................       947,415       378,356      131,885     387,683       237,582
  Forward currency contracts (Note
    4).................................            --            --           --          --         2,343
Other assets...........................            --            --           --          --        20,335
                                         ------------  ------------  -----------  ----------  ------------
Total Assets...........................   419,745,141   137,064,388   34,854,780  179,576,724  282,350,148
                                         ------------  ------------  -----------  ----------  ------------
LIABILITIES
Payables:
  Investment securities purchased......     4,007,257            --      225,253   3,941,252     8,287,692
  Shares redeemed......................       423,428       104,990       10,943     236,704       380,622
Accrued advisory fee...................       260,850        82,389       21,617     110,662       231,689
Accrued expenses.......................       143,101        56,382       30,738     101,626       246,593
                                         ------------  ------------  -----------  ----------  ------------
Total Liabilities......................     4,834,636       243,761      288,551   4,390,244     9,146,596
                                         ------------  ------------  -----------  ----------  ------------
NET ASSETS.............................  $414,910,505  $136,820,627  $34,566,229  $175,186,480 $273,203,552
                                         ------------  ------------  -----------  ----------  ------------
                                         ------------  ------------  -----------  ----------  ------------
NET ASSETS CONSIST OF:
Capital paid in........................  $315,652,013  $104,997,157  $36,774,448  $179,652,729 $242,947,384
Undistributed net investment income
  (deficit)............................       200,729       647,161           --          --       (22,880)
Accumulated net realized gain (loss) on
  investment transactions and foreign
  currency transactions................    13,928,109     6,202,310   (3,851,146) (5,059,590)    3,302,484
Net unrealized appreciation of
  investments and foreign currency
  transactions.........................    85,129,654    24,973,999    1,642,927     593,341    26,976,564
                                         ------------  ------------  -----------  ----------  ------------
Total..................................  $414,910,505  $136,820,627  $34,566,229  $175,186,480 $273,203,552
                                         ------------  ------------  -----------  ----------  ------------
                                         ------------  ------------  -----------  ----------  ------------
NET ASSETS:
  Class A..............................  $368,367,846  $122,610,358  $30,422,691  $159,888,997 $261,317,789
  Class B..............................  $ 46,542,659  $ 14,210,269  $ 4,143,538  $15,297,483 $ 11,885,763
SHARES OUTSTANDING (Note 5)
  Class A..............................    16,403,817    16,091,339    2,093,414   8,965,475    41,296,763
  Class B..............................     2,101,468     1,887,944      292,391     882,081     1,920,340
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................  $      22.46  $       7.62  $     14.53  $    17.83  $       6.33
                                               ------         -----  -----------  ----------         -----
                                               ------         -----  -----------  ----------         -----
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A
  (Net asset value/.9375)*.............  $      23.96  $       8.13  $     15.50  $    19.02  $       6.75
                                               ------         -----  -----------  ----------         -----
                                               ------         -----  -----------  ----------         -----
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE -
  CLASS B (Note 5).....................  $      22.15  $       7.53  $     14.17  $    17.34  $       6.19
                                               ------         -----  -----------  ----------         -----
                                               ------         -----  -----------  ----------         -----

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS

-----------------------------------------------------------

                                         TOTAL RETURN
                                   ------------------------
                                     1/1/98 TO    1/1/97 TO
                                       9/30/98     12/31/97
-----------------------------------------------------------
INVESTMENT INCOME
Income:
  Dividends......................  $   472,852  $   566,856
  Interest.......................    1,525,213    1,593,271
                                   -----------  -----------
Total income.....................    1,998,065    2,160,127
                                   -----------  -----------
Expenses (Notes 1 and 3):
  Advisory fee...................      563,057      632,459
  Shareholder servicing costs....      159,486      203,221
  Distribution plan
    expenses - Class A...........      161,479      184,754
  Distribution plan
    expenses - Class B...........       24,799       16,619
  Reports and notices to
    shareholders.................       14,869       14,400
  Professional fees..............        9,437       19,423
  Custodian fees and expenses....       10,576       24,764
  Amortization of organization
    expenses.....................           --           --
  Other expenses.................       12,772       15,021
                                   -----------  -----------
Total expenses...................      956,475    1,110,661
Less: Expenses waived or
  assumed........................     (140,764)    (158,115)
     Custodian fees paid
       indirectly................       (8,769)      (6,419)
                                   -----------  -----------
Net expenses.....................      806,942      946,127
                                   -----------  -----------
Net investment income............    1,191,123    1,214,000
                                   -----------  -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (Note 2):
Net realized gain on
  investments....................    6,468,239    5,053,532
Net unrealized appreciation
  (depreciation) of
  investments....................   (4,386,811)   3,974,842
                                   -----------  -----------
Net gain (loss) from
  investments....................    2,081,428    9,028,374
                                   -----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................  $ 3,272,551  $10,242,374
                                   -----------  -----------
                                   -----------  -----------

----------------------------------------------------------------------------------------------------------------

                                       GROWTH & INCOME               BLUE CHIP              UTILTIES INCOME
                                   ------------------------  -------------------------  ------------------------
                                    11/1/97 TO   11/1/96 TO     1/1/98 TO    1/1/97 TO   11/1/97 TO   11/1/96 TO
                                       9/30/98     10/31/97       9/30/98     12/31/97      9/30/98     10/31/97
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Dividends......................  $ 3,546,990  $ 2,790,405  $  3,825,268  $ 4,474,750  $ 3,610,439  $ 4,383,153
  Interest.......................    1,227,850      564,574     1,363,752    1,341,840      546,204      491,571
                                   -----------  -----------  ------------  -----------  -----------  -----------
Total income.....................    4,774,840    3,354,979     5,189,020    5,816,590    4,156,643    4,874,724
                                   -----------  -----------  ------------  -----------  -----------  -----------
Expenses (Notes 1 and 3):
  Advisory fee...................    1,931,302    1,301,867     2,822,114    3,268,373      886,819      836,278
  Shareholder servicing costs....      712,224      522,340       815,110      909,844      331,590      364,656
  Distribution plan
    expenses - Class A...........      668,814      462,388       875,895      899,594      321,409      309,426
  Distribution plan
    expenses - Class B...........      344,036      191,490       343,166      269,725      110,042       83,756
  Reports and notices to
    shareholders.................       45,541       40,301        61,086       68,960       21,664       25,568
  Professional fees..............       46,449       42,895        56,880       36,143       45,263       41,308
  Custodian fees and expenses....       28,078       23,361        38,738       39,183       19,134       15,701
  Amortization of organization
    expenses.....................        2,750        3,000            --           --        1,250        3,000
  Other expenses.................       45,253       24,514        58,555       48,990       31,214       24,620
                                   -----------  -----------  ------------  -----------  -----------  -----------
Total expenses...................    3,824,447    2,612,156     5,071,544    5,540,812    1,768,385    1,704,313
Less: Expenses waived or
  assumed........................           --      (70,218)     (375,000)    (817,093)          --      (83,835)
     Custodian fees paid
      indirectly.................      (25,197)      (2,629)      (26,160)     (39,183)     (19,134)     (15,701)
                                   -----------  -----------  ------------  -----------  -----------  -----------
Net expenses.....................    3,799,250    2,539,309     4,670,384    4,684,536    1,749,251    1,604,777
                                   -----------  -----------  ------------  -----------  -----------  -----------
Net investment income............      975,590      815,670       518,636    1,132,054    2,407,392    3,269,947
                                   -----------  -----------  ------------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS (Note 2):
Net realized gain on
  investments....................       60,194    5,328,547    12,979,954   26,645,071    6,230,833    7,342,477
Net unrealized appreciation
  (depreciation) of
  investments....................   15,489,708   31,106,647   (22,977,214)  44,536,413    9,091,432    2,774,850
                                   -----------  -----------  ------------  -----------  -----------  -----------
Net gain (loss) from
  investments....................   15,549,902   36,435,194    (9,997,260)  71,181,484   15,322,265   10,117,327
                                   -----------  -----------  ------------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................  $16,525,492  $37,250,864  $ (9,478,624) $72,313,538  $17,729,657  $13,387,274
                                   -----------  -----------  ------------  -----------  -----------  -----------
                                   -----------  -----------  ------------  -----------  -----------  -----------

FIRST INVESTORS

----------------------------------------------------------
                                     MID-CAP OPPORTUNITY
                                   -----------------------
                                    11/1/97 TO  11/1/96 TO
                                       9/30/98    10/31/97
----------------------------------------------------------
INVESTMENT INCOME
Income:
  Dividends......................  $   231,516  $  170,765
  Interest.......................      175,007     101,123
                                   -----------  ----------
Total income.....................      406,523     271,888
                                   -----------  ----------
Expenses (Notes 1 and 3):
  Advisory fee...................      324,738     211,922
  Shareholder servicing costs....      135,522      92,828
  Distribution plan
    expenses - Class A...........       86,556      58,074
  Distribution plan
    expenses - Class B...........       36,000      17,899
  Reports and notices to
    shareholders.................       12,986       7,919
  Professional fees..............       24,686      27,307
  Custodian fees and expenses....       10,354       8,173
  Other expenses.................        7,245       6,211
                                   -----------  ----------
Total expenses...................      638,087     430,333
Less: Expenses waived or
  assumed........................     (116,184)    (91,881)
     Custodian fees paid
       indirectly................      (10,354)     (8,173)
                                   -----------  ----------
Net expenses.....................      511,549     330,279
                                   -----------  ----------
Net investment income (loss).....     (105,026)    (58,391)
                                   -----------  ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  (Note 2):
Net realized gain (loss) on
  investments
  and foreign currency
  transactions...................   (3,844,115)  1,997,140
Net unrealized appreciation
  (depreciation) of investments
  and foreign currency
  transactions...................   (2,909,788)  3,087,322
                                   -----------  ----------
Net gain (loss) from investments
  and foreign currencies.........   (6,753,903)  5,084,462
                                   -----------  ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................  $(6,858,929) $5,026,071
                                   -----------  ----------
                                   -----------  ----------

(a) Net of $130,260 foreign taxes witheld.
(b) Net of $204,776 foreign taxes witheld.
(c) Includes $22,875 of net realized loss on foreign currency transactions.
(d) Includes $147,880 of net realized loss on foreign currency transactions.
(e) Includes $35,523 of net unrealized appreciation on translation of assets in foreign currencies.
(f) Includes $11,342 of net unrealized depreciation on translation of assets in foreign currencies.

                       See notes to financial statements

--------------------------------------------------------------------------------------------

                                      SPECIAL SITUATIONS                  GLOBAL
                                   -------------------------  ------------------------------
                                      1/1/98 TO    1/1/97 TO    1/1/98 TO          1/1/97 TO
                                        9/30/98     12/31/97      9/30/98           12/31/97
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Dividends......................  $    900,517  $ 1,006,997  $ 3,891,835(a)   $   5,981,344(b)
  Interest.......................     1,045,950      997,320      602,761            453,087
                                   ------------  -----------  -----------      -------------
Total income.....................     1,946,467    2,004,317    4,494,596          6,434,431
                                   ------------  -----------  -----------      -------------
Expenses (Notes 1 and 3):
  Advisory fee...................     1,590,398    1,882,098    2,298,343          2,883,822
  Shareholder servicing costs....       637,490      756,777      720,720            950,417
  Distribution plan
    expenses - Class A...........       445,708      526,165      669,986            840,610
  Distribution plan
    expenses - Class B...........       134,841      128,214       90,899             81,788
  Reports and notices to
    shareholders.................        59,363       53,736       81,653             51,115
  Professional fees..............        25,707       27,660       42,800             53,813
  Custodian fees and expenses....        22,892       26,350      315,034            365,174
  Other expenses.................        40,839       37,228       65,241             79,238
                                   ------------  -----------  -----------      -------------
Total expenses...................     2,957,238    3,438,228    4,284,676          5,305,977
Less: Expenses waived or
  assumed........................      (375,000)    (470,525)          --                 --
     Custodian fees paid
      indirectly.................       (22,892)     (26,350)          --                 --
                                   ------------  -----------  -----------      -------------
Net expenses.....................     2,559,346    2,941,353    4,284,676          5,305,977
                                   ------------  -----------  -----------      -------------
Net investment income (loss).....      (612,879)    (937,036)     209,920          1,128,454
                                   ------------  -----------  -----------      -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  (Note 2):
Net realized gain (loss) on
  investments
  and foreign currency
  transactions...................    (5,056,550)  17,709,890    8,576,598(c)      21,938,853(d)
Net unrealized appreciation
  (depreciation) of investments
  and foreign currency
  transactions...................   (37,274,025)  10,188,540  (11,823,004)(e)     (1,723,731)(f)
                                   ------------  -----------  -----------      -------------
Net gain (loss) from
  investments....................   (42,330,575)  27,898,430   (3,246,406)        20,215,122
                                   ------------  -----------  -----------      -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................  $(42,943,454) $26,961,394  $(3,036,486)     $  21,343,576
                                   ------------  -----------  -----------      -------------
                                   ------------  -----------  -----------      -------------

(a) Net of $130,260 foreign taxes witheld.
(b) Net of $204,776 foreign taxes witheld.
(c) Includes $22,875 of net realized loss on foreign currency transactions.
(d) Includes $147,880 of net realized loss on foreign currency transactions.
(e) Includes $35,523 of net unrealized appreciation on translation of assets in foreign currencies.
(f) Includes $11,342 of net unrealized depreciation on translation of assets in foreign currencies.

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS

------------------------------------------------------------------------
                                               TOTAL RETURN
                                   -------------------------------------
                                     1/1/98 TO    1/1/97 TO    1/1/96 TO
                                       9/30/98     12/31/97     12/31/96
---------------------------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
  Net investment income..........  $ 1,191,123  $ 1,214,000  $ 1,630,129
  Net realized gain on
    investments..................    6,468,239    5,053,532    4,564,414
  Net unrealized appreciation
    (depreciation) of
    investments..................   (4,386,811)   3,974,842     (470,679)
                                   -----------  -----------  -----------
    Net increase (decrease) in
      net assets resulting from
      operations.................    3,272,551   10,242,374    5,723,864
                                   -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class
    A............................     (642,040)  (1,227,991)  (1,672,752)
  Net investment income - Class
    B............................      (18,789)     (26,544)     (20,249)
  Net realized gains - Class A...           --   (4,841,852)  (4,504,684)
  Net realized gains - Class B...           --     (184,600)     (82,687)
                                   -----------  -----------  -----------
    Total distributions..........     (660,829)  (6,280,987)  (6,280,372)
                                   -----------  -----------  -----------
SHARE TRANSACTIONS *
Class A:
  Proceeds from shares sold......   10,008,749    9,720,765    5,275,595
  Reinvestment of
    distributions................      636,265    6,023,569    6,135,139
  Cost of shares redeemed........   (7,257,300)  (9,501,874)  (9,794,345)
                                   -----------  -----------  -----------
                                     3,387,714    6,242,460    1,616,389
                                   -----------  -----------  -----------
Class B:
  Proceeds from shares sold......    1,905,526    1,430,563      746,950
  Reinvestment of
    distributions................       18,442      207,161      102,924
  Cost of shares redeemed........     (397,593)    (169,088)     (59,781)
                                   -----------  -----------  -----------
                                     1,526,375    1,468,636      790,093
                                   -----------  -----------  -----------
  Net increase from share
    transactions.................    4,914,089    7,711,096    2,406,482
                                   -----------  -----------  -----------
    Net increase in net assets...    7,525,811   11,672,483    1,849,974
NET ASSETS
  Beginning of period............   69,234,163   57,561,680   55,711,706
                                   -----------  -----------  -----------
  End of period+.................  $76,759,974  $69,234,163  $57,561,680
                                   -----------  -----------  -----------
                                   -----------  -----------  -----------
+Includes undistributed net
 investment income of............  $   585,322  $    55,028  $   101,523
                                   -----------  -----------  -----------
                                   -----------  -----------  -----------
*SHARES ISSUED AND REDEEMED
Class A:
  Sold...........................      692,647      683,584      403,915
  Issued for distributions
    reinvested...................       42,650      437,106      476,189
  Redeemed.......................     (500,175)    (680,904)    (737,036)
                                   -----------  -----------  -----------
  Net increase in Class A shares
    outstanding..................      235,122      439,786      143,068
                                   -----------  -----------  -----------
                                   -----------  -----------  -----------
Class B:
  Sold...........................      132,731      100,991       56,645
  Issued for distributions
    reinvested...................        1,245       15,167        8,057
  Redeemed.......................      (27,765)     (12,388)      (4,468)
                                   -----------  -----------  -----------
  Net increase in Class B shares
    outstanding..................      106,211      103,770       60,234
                                   -----------  -----------  -----------
                                   -----------  -----------  -----------

---------------------------------------------------------------------------------------------------------------------
                                               GROWTH & INCOME                              BLUE CHIP
                                   ----------------------------------------  ----------------------------------------
                                     11/1/97 TO    11/1/96 TO    11/1/95 TO     1/1/98 TO     1/1/97 TO     1/1/96 TO
                                        9/30/98      10/31/97      10/31/96       9/30/98      12/31/97      12/31/96
---------------------------------  ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income..........  $    975,590  $    815,670  $  1,064,411  $    518,636  $  1,132,054  $  1,571,720
  Net realized gain on
    investments..................        60,194     5,328,547     2,338,223    12,979,954    26,645,071    13,853,283
  Net unrealized appreciation
    (depreciation) of
    investments..................    15,489,708    31,106,647    14,282,176   (22,977,214)   44,536,413    25,028,855
                                   ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in
     net assets resulting from
     operations..................    16,525,492    37,250,864    17,684,810    (9,478,624)   72,313,538    40,453,858
                                   ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class
    A............................      (474,191)     (817,347)   (1,124,492)     (476,685)   (1,008,850)   (1,797,674)
  Net investment income - Class
    B............................            --       (14,650)      (56,261)           --            --       (32,262)
  Net realized gains - Class A...    (4,666,252)   (2,000,523)           --            --   (23,224,732)  (12,932,431)
  Net realized gains - Class B...      (666,704)     (234,403)           --            --    (2,472,186)     (920,852)
                                   ------------  ------------  ------------  ------------  ------------  ------------
    Total distributions..........    (5,807,147)   (3,066,923)   (1,180,753)     (476,685)  (26,705,768)  (15,683,219)
                                   ------------  ------------  ------------  ------------  ------------  ------------
SHARE TRANSACTIONS *
Class A:
  Proceeds from shares sold......    78,231,913    69,592,366    44,537,868    63,584,545    83,933,830    59,240,476
  Reinvestment of
    distributions................     5,089,594     2,780,887     1,102,988       469,526    23,979,379    14,593,546
  Cost of shares redeemed........   (29,473,440)  (20,987,333)  (12,479,680)  (38,294,869)  (39,561,111)  (27,930,727)
                                   ------------  ------------  ------------  ------------  ------------  ------------
                                     53,848,067    51,385,920    33,161,176    25,759,202    68,352,098    45,903,295
                                   ------------  ------------  ------------  ------------  ------------  ------------
Class B:
  Proceeds from shares sold......    18,528,954    12,978,761     7,730,826    16,422,338    17,001,914    10,411,903
  Reinvestment of
    distributions................       662,444       246,352        54,999            --     2,448,261       949,486
  Cost of shares redeemed........    (3,893,425)   (2,077,855)     (509,452)   (5,068,439)   (2,520,555)     (924,914)
                                   ------------  ------------  ------------  ------------  ------------  ------------
                                     15,297,973    11,147,258     7,276,373    11,353,899    16,929,620    10,436,475
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Net increase from share
    transactions.................    69,146,040    62,533,178    40,437,549    37,113,101    85,281,718    56,339,770
                                   ------------  ------------  ------------  ------------  ------------  ------------
    Net increase in net assets...    79,864,385    96,717,119    56,941,606    27,157,792   130,889,488    81,110,409
NET ASSETS
  Beginning of period............   220,753,851   124,036,732    67,095,126   387,752,713   256,863,225   175,752,816
                                   ------------  ------------  ------------  ------------  ------------  ------------
  End of period+.................  $300,618,236  $220,753,851  $124,036,732  $414,910,505  $387,752,713  $256,863,225
                                   ------------  ------------  ------------  ------------  ------------  ------------
                                   ------------  ------------  ------------  ------------  ------------  ------------
+Includes undistributed net
  investment income of...........  $    499,957            --  $     11,885  $    200,729  $    158,778  $     35,574
                                   ------------  ------------  ------------  ------------  ------------  ------------
                                   ------------  ------------  ------------  ------------  ------------  ------------
*SHARES ISSUED AND REDEEMED
Class A:
  Sold...........................     6,064,102     6,493,708     5,098,974     2,600,224     3,767,172     3,180,586
  Issued for distributions
    reinvested...................       419,923       283,146       125,569        18,220     1,051,211       752,243
  Redeemed.......................    (2,288,057)   (1,962,857)   (1,437,840)   (1,570,204)   (1,783,673)   (1,501,552)
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Net increase in Class A shares
    outstanding..................     4,195,968     4,813,997     3,786,703     1,048,240     3,034,710     2,431,277
                                   ------------  ------------  ------------  ------------  ------------  ------------
                                   ------------  ------------  ------------  ------------  ------------  ------------
Class B:
  Sold...........................     1,449,761     1,213,405       891,261       674,423       764,680       559,282
  Issued for distributions
    reinvested...................        55,714        25,769         6,317            --       108,187        49,071
  Redeemed.......................      (305,374)     (195,408)      (58,752)     (209,618)     (114,584)      (49,439)
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Net increase in Class B shares
    outstanding..................     1,200,101     1,043,766       838,826       464,805       758,283       558,914
                                   ------------  ------------  ------------  ------------  ------------  ------------
                                   ------------  ------------  ------------  ------------  ------------  ------------

FIRST INVESTORS

---------------------------------------------------------------------------
                                               UTILITIES INCOME
                                   ----------------------------------------
                                     11/1/97 TO    11/1/96 TO    11/1/95 TO
                                        9/30/98      10/31/97      10/31/96
---------------------------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income (loss)...  $  2,407,392  $  3,269,947  $  3,539,164
  Net realized gain (loss) on
    investments..................     6,230,833     7,342,477     3,348,109
  Net unrealized appreciation
    (depreciation) of
    investments..................     9,091,432     2,774,850     4,512,594
                                   ------------  ------------  ------------
    Net increase (decrease) in
      net assets resulting from
      operations.................    17,729,657    13,387,274    11,399,867
                                   ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class
    A............................    (2,069,737)   (2,954,931)   (3,356,371)
  Net investment income - Class
    B............................      (153,775)     (187,678)     (175,052)
  Net realized gains - Class A...    (5,411,740)           --            --
  Net realized gains - Class B...      (505,229)           --            --
                                   ------------  ------------  ------------
    Total distributions..........    (8,140,481)   (3,142,609)   (3,531,423)
                                   ------------  ------------  ------------
SHARE TRANSACTIONS *
Class A:
  Proceeds from shares sold......    18,892,681    13,294,852    28,533,238
  Reinvestment of
    distributions................     7,290,097     2,837,444     3,227,282
  Cost of shares redeemed........   (14,230,724)  (27,788,751)  (18,917,320)
                                   ------------  ------------  ------------
                                     11,952,054   (11,656,455)   12,843,200
                                   ------------  ------------  ------------
Class B:
  Proceeds from shares sold......     4,565,543     2,798,462     4,829,402
  Reinvestment of
    distributions................       654,659       182,590       168,900
  Cost of shares redeemed........    (1,112,670)   (2,096,554)     (910,784)
                                   ------------  ------------  ------------
                                      4,107,532       884,498     4,087,518
                                   ------------  ------------  ------------
  Net increase (decrease) from
    share transactions...........    16,059,586   (10,771,957)   16,930,718
                                   ------------  ------------  ------------
    Net increase (decrease) in
      net assets.................    25,648,762      (527,292)   24,799,162
NET ASSETS
  Beginning of period............   111,171,865   111,699,157    86,899,995
                                   ------------  ------------  ------------
  End of period+.................  $136,820,627  $111,171,865  $111,699,157
                                   ------------  ------------  ------------
                                   ------------  ------------  ------------
+Includes undistributed net
  investment income of...........  $    647,161  $    463,281  $    332,943
                                   ------------  ------------  ------------
                                   ------------  ------------  ------------
*SHARES ISSUED AND REDEEMED
Class A:
  Sold...........................     2,495,558     1,993,525     4,588,232
  Issued for distributions
    reinvested...................       998,117       423,434       516,114
  Redeemed.......................    (1,889,537)   (4,158,047)   (3,050,042)
                                   ------------  ------------  ------------
  Net increase (decrease) in
    Class A shares outstanding...     1,604,138    (1,741,088)    2,054,304
                                   ------------  ------------  ------------
                                   ------------  ------------  ------------
Class B:
  Sold...........................       605,451       422,620       781,947
  Issued for distributions
    reinvested...................        90,925        27,429        27,217
  Redeemed.......................      (149,886)     (315,946)     (148,928)
                                   ------------  ------------  ------------
  Net increase in Class B shares
    outstanding..................       546,490       134,103       660,236
                                   ------------  ------------  ------------
                                   ------------  ------------  ------------

------------------------------------------------------------------------------------------------------------------
                                            MID-CAP OPPORTUNITY                      SPECIAL SITUATIONS
                                   -------------------------------------  ----------------------------------------
                                    11/1/97 TO   11/1/96 TO   11/1/95 TO     1/1/98 TO     1/1/97 TO     1/1/96 TO
                                       9/30/98     10/31/97     10/31/96       9/30/98      12/31/97      12/31/96
---------------------------------  -----------  -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income (loss)...  $  (105,026) $   (58,391) $    37,706  $   (612,879) $   (937,036) $   (248,261)
  Net realized gain (loss) on
    investments..................   (3,844,115)   1,997,140      704,468    (5,056,550)   17,709,890     9,162,648
  Net unrealized appreciation
    (depreciation) of
    investments..................   (2,909,788)   3,087,322      492,864   (37,274,025)   10,188,540     7,926,160
                                   -----------  -----------  -----------  ------------  ------------  ------------
    Net increase (decrease) in
     net assets resulting from
     operations..................   (6,858,929)   5,026,071    1,235,038   (42,943,454)   26,961,394    16,840,547
                                   -----------  -----------  -----------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class
    A............................           --      (36,607)     (34,589)           --            --            --
  Net investment income - Class
    B............................           --           --       (1,319)           --            --            --
  Net realized gains - Class A...   (1,720,339)    (673,761)    (500,576)           --   (15,341,882)   (8,473,398)
  Net realized gains - Class B...     (204,066)     (52,869)     (20,889)           --    (1,322,522)     (552,560)
                                   -----------  -----------  -----------  ------------  ------------  ------------
    Total distributions..........   (1,924,405)    (763,237)    (557,373)           --   (16,664,404)   (9,025,958)
                                   -----------  -----------  -----------  ------------  ------------  ------------
SHARE TRANSACTIONS *
Class A:
  Proceeds from shares sold......   14,851,341   10,263,593    6,237,390    31,611,943    41,394,544    41,811,559
  Reinvestment of
    distributions................    1,703,247      696,970      526,859            --    14,688,933     8,052,244
  Cost of shares redeemed........   (4,664,684)  (3,053,623)  (1,744,626)  (26,829,523)  (30,181,586)  (24,410,399)
                                   -----------  -----------  -----------  ------------  ------------  ------------
                                    11,889,904    7,906,940    5,019,623     4,782,420    25,901,891    25,453,404
                                   -----------  -----------  -----------  ------------  ------------  ------------
Class B:
  Proceeds from shares sold......    2,511,193    1,556,469    1,021,499     5,096,254     6,513,410     5,717,918
  Reinvestment of
    distributions................      203,911       52,868       22,208            --     1,315,908       551,266
  Cost of shares redeemed........     (497,826)    (183,075)    (210,746)   (2,440,295)   (1,904,821)     (865,479)
                                   -----------  -----------  -----------  ------------  ------------  ------------
                                     2,217,278    1,426,262      832,961     2,655,959     5,924,497     5,403,705
                                   -----------  -----------  -----------  ------------  ------------  ------------
  Net increase (decrease) from
    share transactions...........   14,107,182    9,333,202    5,852,584     7,438,379    31,826,388    30,857,109
                                   -----------  -----------  -----------  ------------  ------------  ------------
    Net increase (decrease) in
     net assets..................    5,323,848   13,596,036    6,530,249   (35,505,075)   42,123,378    38,671,698
NET ASSETS
  Beginning of period............   29,242,381   15,646,345    9,116,096   210,691,555   168,568,177   129,896,479
                                   -----------  -----------  -----------  ------------  ------------  ------------
  End of period+.................  $34,566,229  $29,242,381  $15,646,345  $175,186,480  $210,691,555  $168,568,177
                                   -----------  -----------  -----------  ------------  ------------  ------------
                                   -----------  -----------  -----------  ------------  ------------  ------------
+Includes undistributed net
  investment income of...........           --           --  $    37,394            --            --            --
                                   -----------  -----------  -----------  ------------  ------------  ------------
                                   -----------  -----------  -----------  ------------  ------------  ------------
*SHARES ISSUED AND REDEEMED
Class A:
  Sold...........................      845,064      610,878      424,011     1,427,349     1,821,611     2,056,926
  Issued for distributions
    reinvested...................       97,719       45,613       37,986            --       662,260       388,434
  Redeemed.......................     (265,776)    (187,193)    (119,786)   (1,215,191)   (1,367,038)   (1,193,114)
                                   -----------  -----------  -----------  ------------  ------------  ------------
  Net increase (decrease) in
    Class A shares outstanding...      677,007      469,298      342,211       212,158     1,116,833     1,252,246
                                   -----------  -----------  -----------  ------------  ------------  ------------
                                   -----------  -----------  -----------  ------------  ------------  ------------
Class B:
  Sold...........................      147,503       92,935       69,762       234,967       287,155       282,350
  Issued for distributions
    reinvested...................       11,931        3,501        1,612            --        60,669        26,957
  Redeemed.......................      (29,310)     (11,554)     (14,524)     (113,798)      (87,818)      (42,387)
                                   -----------  -----------  -----------  ------------  ------------  ------------
  Net increase in Class B shares
    outstanding..................      130,124       84,882       56,850       121,169       260,006       266,920
                                   -----------  -----------  -----------  ------------  ------------  ------------
                                   -----------  -----------  -----------  ------------  ------------  ------------

FIRST INVESTORS

---------------------------------------------------------------------------
                                                    GLOBAL
                                   ----------------------------------------
                                      1/1/98 TO     1/1/97 TO     1/1/96 TO
                                        9/30/98      12/31/97      12/31/96
---------------------------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income..........  $    209,920  $  1,128,454  $  1,218,304
  Net realized gain on
    investments and foreign
    currency transactions........     8,576,598    21,938,853    35,356,971
  Net unrealized depreciation of
    investments and foreign
    currency transactions........   (11,823,004)   (1,723,731)   (2,639,850)
                                   ------------  ------------  ------------
    Net increase (decrease) in
      net assets resulting from
      operations.................    (3,036,486)   21,343,576    33,935,425
                                   ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class
    A............................            --    (1,053,231)   (1,513,003)
  Net investment income - Class
    B............................            --            --       (12,327)
  Net realized gains - Class A...            --   (26,486,799)  (31,032,925)
  Net realized gains - Class B...            --    (1,019,942)     (636,439)
                                   ------------  ------------  ------------
    Total distributions..........            --   (28,559,972)  (33,194,694)
                                   ------------  ------------  ------------
SHARE TRANSACTIONS *
Class A:
  Proceeds from shares sold......    25,307,313    35,195,348    36,352,940
  Reinvestment of
    distributions................            --    27,005,495    31,943,902
  Cost of shares redeemed........   (38,607,860)  (41,510,319)  (34,487,088)
                                   ------------  ------------  ------------
                                    (13,300,547)   20,690,524    33,809,754
                                   ------------  ------------  ------------
Class B:
  Proceeds from shares sold......     3,446,279     5,760,337     4,040,306
  Reinvestment of
    distributions................            --     1,014,030       645,589
  Cost of shares redeemed........    (1,621,778)     (964,600)     (449,042)
                                   ------------  ------------  ------------
                                      1,824,501     5,809,767     4,236,853
                                   ------------  ------------  ------------
  Net increase (decrease) from
    share transactions...........   (11,476,046)   26,500,291    38,046,607
                                   ------------  ------------  ------------
    Net increase (decrease) in
      net assets.................   (14,512,532)   19,283,895    38,787,338
NET ASSETS
  Beginning of period............   287,716,084   268,432,189   229,644,851
                                   ------------  ------------  ------------
  End of period+.................  $273,203,552  $287,716,084  $268,432,189
                                   ------------  ------------  ------------
                                   ------------  ------------  ------------
+Includes accumulated net
  investment deficit of..........  $    (22,880) $    (92,005) $    (15,418)
                                   ------------  ------------  ------------
                                   ------------  ------------  ------------
*SHARES ISSUED AND REDEEMED
Class A:
  Sold...........................     3,513,532     4,989,223     5,281,102
  Issued for distributions
    reinvested...................            --     4,213,026     4,847,330
  Redeemed.......................    (5,437,027)   (5,897,153)   (4,942,141)
                                   ------------  ------------  ------------
  Net increase (decrease) in
    Class A shares outstanding...    (1,923,495)    3,305,096     5,186,291
                                   ------------  ------------  ------------
                                   ------------  ------------  ------------
Class B:
  Sold...........................       492,513       820,925       585,922
  Issued for distributions
    reinvested...................            --       160,702        99,169
  Redeemed.......................      (236,454)     (138,029)      (64,422)
                                   ------------  ------------  ------------
  Net increase in Class B shares
    outstanding..................       256,059       843,598       620,669
                                   ------------  ------------  ------------
                                   ------------  ------------  ------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES--First Investors Total Return Fund, First Investors Blue Chip Fund and First Investors Special Situations Fund, each a series of of First Investors Series Fund ("Series Fund"), a Massachusetts business trust; First Investors Growth & Income Fund, First Investors Utilities Income Fund and First Investors Mid-Cap Opportunity Fund, each a series of First Investors Series Fund II, Inc. ("Series Fund II"), a Maryland corporation; and First Investors Global Fund, Inc. ("Global Fund"), a Maryland corporation, are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies. Each Fund accounts separately for the assets, liabilities, and operations of the Fund. Series Fund offers two additional series which are not included in this report. The objective of each Fund is as follows:

TOTAL RETURN FUND seeks to provide investors with high long-term total investment return consistent with moderate investment risk.

GROWTH & INCOME FUND seeks long-term growth of capital and current income.

BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital.

UTILITIES INCOME FUND primarily seeks high current income. Long-term capital appreciation is a secondary objective.

MID-CAP OPPORTUNITY FUND seeks long-term capital growth.

SPECIAL SITUATIONS FUND seeks long-term growth of capital.

GLOBAL FUND primarily seeks long-term capital growth and secondarily to earn a reasonable level of current income.

On March 19, 1998, the Boards of Directors/Trustees of the Series Fund, Series Fund II and Global Fund approved a change in the fiscal year-ends of each of the above listed Funds to September 30. Previously, the fiscal year-ends were December 31 for the Total Return Fund, Blue Chip Fund, Special Situations Fund and Global Fund, and October 31 for the Growth & Income Fund, Utilities Income Fund and Mid-Cap Opportunity Fund.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities which are purchased at a discount are valued at amortized cost if their maturities are sixty days or less. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Funds' officers in a manner specifically authorized by the Boards of Directors/Trustees. For valuation purposes, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

C. Distributions to Shareholders--Dividends from net investment income of Total Return Fund, Growth & Income Fund, Blue Chip Fund and Utilities Income Fund are declared and paid quarterly. Dividends from net investment income of Mid-Cap Opportunity Fund, Special Situations Fund and Global Fund are declared and paid annually. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, amortization of deferred organization expenses, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund or Series Fund II are allocated among and charged to the assets of each Fund in the Series on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Deferred Organization Expenses--Organization expenses of Series Fund II were amortized over a five year period.

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements entered into by the Global Fund are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that Global Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by Global Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Foreign Currency Translations--The accounting records of Global Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions.

Global Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

I. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. For the period ended September 30, 1998, the Bank of New York, custodian for the Series Fund and Series Fund II, has provided total credits in the amount of $112,506 against custodian charges based on the uninvested cash balances of these Funds.

2. PURCHASES AND SALES OF SECURITIES--For the period ended September 30, 1998, purchases and sales of securities and long-term U.S. Government obligations

(excluding U.S. Treasury bills, repurchase agreements, short-term securities and foreign currencies) were as follows:

                                                                         Long-Term U.S.
                                                 Securities          Government Obligations
                                         --------------------------  -----------------------
                                              Cost of      Proceeds      Cost of    Proceeds
Fund                                        Purchases    from Sales    Purchases  from Sales
---------------------------------------  ------------  ------------  -----------  ----------
Total Return...........................  $ 72,062,987  $ 67,405,811  $15,565,353  $9,428,437
Growth & Income........................   128,331,737    92,664,803           --          --
Blue Chip..............................   286,369,091   279,281,225           --          --
Utilities Income.......................   101,843,417   101,962,645           --          --
Mid-Cap Opportunity....................    42,223,181    31,764,105           --          --
Special Situations.....................   135,372,642   130,246,874           --          --
Global.................................   239,539,544   251,450,078           --          --

At September 30, 1998, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                              Gross         Gross
                                            Aggregate    Unrealized    Unrealized  Net Unrealized
Fund                                             Cost  Appreciation  Depreciation    Appreciation
---------------------------------------  ------------  ------------  ------------  --------------
Total Return...........................  $ 70,821,107  $  9,122,245  $  2,247,555  $    6,874,690
Growth & Income........................   231,494,073    74,458,461     5,306,667      69,151,794
Blue Chip..............................   326,139,817    92,983,394     7,888,012      85,095,382
Utilities Income.......................   110,815,406    26,410,287     1,463,671      24,946,616
Mid-Cap Opportunity....................    31,156,869     4,180,801     2,538,009       1,642,792
Special Situations.....................   173,961,447    25,830,990    25,238,392         592,598
Global.................................   247,138,561    46,031,871    19,095,823      26,936,048

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors/trustees of the Funds are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Funds' Individual Retirement Accounts. Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the period ended September 30, 1998, total directors/trustees fees accrued by the Funds amounted to $44,650.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

TOTAL RETURN, BLUE CHIP, MID-CAP OPPORTUNITY AND SPECIAL SITUATIONS FUNDS--1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has voluntarily waived 25% of the 1% annual fee on the first $200 million of each Fund's average daily net assets for the period ended September 30, 1998.

GROWTH & INCOME AND UTILITIES INCOME FUNDS--.75% on the first $300 million of each Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million and .66% on average daily net assets over $750 million.

GLOBAL FUND--1% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .91% on average daily net assets over $750 million.

For the period ended September 30, 1998, total advisory fees accrued to FIMCO by the Funds were $10,416,771 of which $971,948 was waived. In addition, FIMCO assumed $35,000 of Series Fund II's expenses.

For the period ended September 30, 1998, FIC, as underwriter, received $9,523,753 in commissions from the sale of shares of the Funds, after allowing $41,637 to other dealers. Shareholder servicing costs included $2,092,811 in transfer agent fees accrued to ADM and $738,167 in IRA custodian fees accrued to FFS.

Pursuant to distribution plans adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the period ended September 30, 1998, total distribution plan fees accrued to FIC by the Funds amounted to $4,313,630.

Wellington Management Company, LLP ("Wellington") serves as investment subadviser to Global Fund. Prior to January 1, 1998, Wellington also served as an investment subadviser to Growth & Income Fund. The subadviser is paid by FIMCO and not by the Fund.

4. FORWARD CURRENCY CONTRACTS--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When Global Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. Global Fund had the following forward currency contracts outstanding at September 30, 1998:

Contracts to Buy Foreign                                        Unrealized
Currency                      In Exchange for  Settlement Date  Gain (Loss)
----------------------------  ---------------  ---------------  -----------
    528,818  British Pounds    U.S. $898,128        10/1/98      U.S.  $545
     18,983  British Pounds           32,231        10/2/98              28
186,562,459  Japanese Yen          1,367,559        10/5/98           2,929
  4,003,464  Hong Kong
             Dollars                 516,629        10/5/98              46
    697,304  British Pounds        1,184,790        10/7/98             209
  3,767,956  French Francs           673,096       10/30/98            (825)
                              ---------------                   -----------
                                  $4,672,433                         $2,932
                              ---------------                   -----------

Contracts to Sell Foreign                                       Unrealized
Currency                      In Exchange for  Settlement Date  Gain (Loss)
----------------------------  ---------------  ---------------  -----------
 72,858,864  Japanese Yen      U.S. $536,003        10/1/98      U.S.  $782
    260,638  Swiss Francs            187,800        10/1/98            (480)
    384,217  Deutsche Marks          229,823        10/2/98             (61)
    882,952  Australian
             Dollars                 521,825        10/2/98          (1,103)
    199,517  Swiss Francs            143,630        10/2/98            (497)
    318,786  Swiss Francs            231,055        10/5/98             770
                              ---------------                   -----------
                                  $1,850,136                          $(589)
                              ---------------                   -----------
Unrealized Gain on Forward Currency Contracts                        $2,343
                                                                -----------
                                                                -----------

5. CAPITAL--Each Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Series Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares. Of the 100,000,000 shares originally designated to each Fund, Series Fund II has classified 50,000,000 shares as Class A and 50,000,000 shares as Class B for each Fund. Of the 100,000,000 Global Fund shares originally authorized, the Fund has designated 65,000,000 shares as Class A and 35,000,000 shares as Class B.

6. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 1998, Total Return Fund held one 144A security with a value of $740,000. The security represents .96% of the Fund's net assets and is valued as set forth in Note 1A.

7. SUBSEQUENT EVENTS--The following Funds declared per share distributions of net realized capital gains to shareholders of record as of October 30, 1998, payable November 10, 1998: Total Return Fund $1.179, Growth & Income Fund $0.002, Blue Chip Fund, $0.700, Utilities Income Fund $0.373 and Global Fund $0.078. First Investors Blue Chip Fund also declared a distribution of $0.052 per share from net realized capital gains to shareholders of record as of September 30, 1998, payable October 10, 1998.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1993...........  $   12.49  $        .26  $        .63  $       .89  $       .26  $    1.24  $        1.50
1994...........      11.88           .21          (.62)        (.41)         .19        .39            .58
1995...........      10.89           .39          2.50         2.89          .37        .44            .81
1996...........      12.97           .39           .97         1.36          .41       1.12           1.53
1997...........      12.80           .26          2.04         2.30          .28       1.08           1.36
1998(a)........      13.74           .23           .43          .66          .13         --            .13
CLASS B
1995(b)........      10.90           .25          2.54         2.79          .33        .44            .77
1996...........      12.92           .32           .94         1.26          .34       1.12           1.46
1997...........      12.72           .21          1.97         2.18          .19       1.08           1.27
1998(a)........      13.63           .17           .41          .58          .08         --            .08
----------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to
  10/31/93.....  $    6.56  $        .01  $         --  $       .01  $       .01  $      --  $         .01
1994(d)........       6.56           .13           .11          .24          .11         --            .11
1995(d)........       6.69           .16          1.13         1.29          .17         --            .17
1996(d)........       7.81           .10          1.60         1.70          .12         --            .12
1997(d)........       9.39           .06          2.36         2.42          .06        .16            .22
1998(c)........      11.59           .05           .97         1.02          .03        .27            .30
CLASS B
1995(e)........       6.43           .08          1.38         1.46          .11         --            .11
1996(d)........       7.78           .07          1.55         1.62          .07         --            .07
1997(d)........       9.33            --          2.32         2.32          .01        .16            .17
1998(c)........      11.48          (.01)          .94          .93           --        .27            .27
----------------------------------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

     ----------------------------------------------------------------------------------------------------------------------
                                                      R A T I O S / S U P P L E M E N T A L   D A T A
                            ----------------------------------------------------------------------------------------------------
                 ---------
                                                                                       RATIO TO AVERAGE NET
                                                           RATIO TO AVERAGE           ASSETS BEFORE EXPENSES
                                                             NET ASSETS++                WAIVED OR ASSUMED
                 NET ASSET              NET ASSETS     ------------------------     ---------------------------
                     VALUE     TOTAL        END OF                          NET                             NET        PORTFOLIO
                 ---------    RETURN        PERIOD                   INVESTMENT                      INVESTMENT         TURNOVER
                       END        **           (IN     EXPENSES          INCOME       EXPENSES           INCOME             RATE
                 OF PERIOD       (%)     MILLIONS)          (%)             (%)            (%)              (%)              (%)
     ----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1993...........  $   11.88      7.18  $         58         1.45            2.00           1.83             1.62              131
1994...........      10.89     (3.45)           51         1.63            1.91           1.88             1.66              124
1995...........      12.97     26.71            55         1.58            3.08           1.83             2.83              135
1996...........      12.80     10.62            57         1.53            2.93           1.78             2.68              146
1997...........      13.74     18.08            67         1.49            1.94           1.74             1.69              149
1998(a)........      14.27      4.76            73         1.42+           2.15+          1.65+            1.92+             111
CLASS B
1995(b)........      12.92     25.74            .3         2.41+           2.24+          2.67+            1.98+             135
1996...........      12.72      9.86             1         2.32            2.14           2.49             1.97              146
1997...........      13.63     17.24             3         2.19            1.24           2.44              .99              149
1998(a)........      14.13      4.25             4         2.12+           1.45+          2.35+            1.22+             111
----------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to
  10/31/93.....  $    6.56       .99+ $          3           --            1.02+          1.37+            (.35)+              0
1994(d)........       6.69      3.67            34          .67            2.26           1.83             1.11                6
1995(d)........       7.81     19.51            63          .98            2.34           1.59             1.74               19
1996(d)........       9.39     21.82           112         1.31            1.20           1.49             1.02               25
1997(d)........      11.59     26.20           194         1.39             .55           1.43              .51               28
1998(c)........      12.31      8.84           258         1.39+            .47+           N/A              N/A               36
CLASS B
1995(e)........       7.78     22.73             4         1.90+           2.23+          2.61+            1.52+              19
1996(d)........       9.33     20.92            12         2.03             .48           2.19              .31               25
1997(d)........      11.48     25.23            27         2.09            (.15)          2.13             (.19)              28
1998(c)........      12.14      8.19            43         2.09+           (.23)+          N/A              N/A               36
----------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1993...........  $   15.29  $        .10  $       1.08  $      1.18  $       .10  $     .79  $         .89
1994...........      15.58           .11          (.58)        (.47)         .09       1.56           1.65
1995...........      13.46           .19          4.37         4.56          .20        .60            .80
1996...........      17.22           .14          3.39         3.53          .17       1.11           1.28
1997...........      19.47           .09          4.98         5.07          .08       1.62           1.70
1998(a)........      22.84           .04          (.39)        (.35)         .03         --            .03
CLASS B
1995(b)........      13.51           .10          4.31         4.41          .16        .60            .76
1996...........      17.16           .06          3.32         3.38          .06       1.11           1.17
1997...........      19.37          (.03)         4.91         4.88           --       1.62           1.62
1998(a)........      22.63          (.06)         (.42)        (.48)          --         --             --
----------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to
  10/31/93.....  $    5.59  $        .12  $        .32  $       .44  $       .11  $      --  $         .11
1994(d)........       5.92           .24          (.84)        (.60)         .23        .01            .24
1995(d)........       5.08           .23           .83         1.06          .24         --            .24
1996(d)........       5.90           .21           .52          .73          .22         --            .22
1997(d)........       6.41           .20           .61          .81          .19         --            .19
1998(c)........       7.03           .14           .96         1.10          .14        .37            .51
CLASS B
1995(e)........       4.95           .14           .93         1.07          .16         --            .16
1996(d)........       5.86           .18           .49          .67          .18         --            .18
1997(d)........       6.35           .15           .61          .76          .15         --            .15
1998(c)........       6.96           .10           .94         1.04          .10        .37            .47
----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------
                                                      R A T I O S / S U P P L E M E N T A L   D A T A
                            ----------------------------------------------------------------------------------------------------
                 ---------
                                                                                       RATIO TO AVERAGE NET
                                                           RATIO TO AVERAGE           ASSETS BEFORE EXPENSES
                                                             NET ASSETS++                WAIVED OR ASSUMED
                 NET ASSET              NET ASSETS     ------------------------     ---------------------------
                     VALUE     TOTAL        END OF                          NET                             NET        PORTFOLIO
                 ---------    RETURN        PERIOD                   INVESTMENT                      INVESTMENT         TURNOVER
                       END        **           (IN     EXPENSES          INCOME       EXPENSES           INCOME             RATE
                 OF PERIOD       (%)     MILLIONS)          (%)             (%)            (%)              (%)              (%)
     ----------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1993...........  $   15.58      7.77  $        118         1.48             .66           1.73              .41               39
1994...........      13.46     (3.02)          124         1.54             .80           1.79              .55               82
1995...........      17.22     34.01           170         1.49            1.23           1.74              .98               25
1996...........      19.47     20.55           240         1.44             .78           1.67              .55               45
1997...........      22.84     26.05           351         1.39             .40           1.64              .15               63
1998(a)........      22.46     (1.55)          368         1.37+            .23+          1.47+             .13+              71
CLASS B
1995(b)........      17.16     32.76             5         2.20+            .52+          2.46+             .26+              25
1996...........      19.37     19.71            17         2.22              --           2.37             (.16)              45
1997...........      22.63     25.19            37         2.09            (.30)          2.34             (.55)              63
1998(a)........      22.15     (2.12)           47         2.07+           (.47)+         2.17+            (.57)+             71
----------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to
  10/31/93.....  $    5.92     11.28+ $         58          .35+           3.84+          1.80+            2.39+              17
1994(d)........       5.08    (10.15)           63          .80            4.59           1.59             3.80               58
1995(d)........       5.90     21.35            84         1.04            4.37           1.57             3.84               16
1996(d)........       6.41     12.45           104         1.20            3.49           1.49             3.19               38
1997(d)........       7.03     12.86           102         1.40            2.98           1.48             2.90               60
1998(c)........       7.62     16.05           123         1.43+           2.10+           N/A              N/A               83
CLASS B
1995(e)........       5.86     21.99             3         1.82+           4.93+          2.53+            4.21+              16
1996(d)........       6.35     11.61             8         1.91            2.77           2.28             2.40               38
1997(d)........       6.96     12.08             9         2.10            2.28           2.18             2.20               60
1998(c)........       7.53     15.38            14         2.13+           1.40+           N/A              N/A               83
----------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND***
CLASS A
1993(d)........  $   11.70  $        .12  $        .38  $       .50  $       .05  $      --  $         .05
1994(d)........      12.15           .08          (.33)        (.25)         .12         --            .12
1995(d)........      11.78           .08          2.80         2.88          .08         --            .08
1996(d)........      14.58           .04          1.57         1.61          .06        .84            .90
1997(d)........      15.29          (.03)         4.02         3.99          .04        .68            .72
1998(c)........      18.56          (.03)        (2.82)       (2.85)          --       1.18           1.18
CLASS B
1995(e)........      12.03          (.01)         2.49         2.48           --         --             --
1996(d)........      14.51           .01          1.47         1.48          .05        .84            .89
1997(d)........      15.10          (.08)         3.89         3.81           --        .68            .68
1998(c)........      18.23          (.12)        (2.76)       (2.88)          --       1.18           1.18
----------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1993...........  $   15.62  $       (.08) $       3.29  $      3.21  $        --  $     .83  $         .83
1994...........      18.00          (.04)         (.62)        (.66)          --        .91            .91
1995...........      16.43          (.01)         3.94         3.93           --        .73            .73
1996...........      19.63          (.01)         2.28         2.27           --       1.17           1.17
1997...........      20.73          (.09)         3.44         3.35           --       1.90           1.90
1998(a)........      22.18          (.05)        (4.30)       (4.35)          --         --             --
CLASS B
1995(b)........      16.40          (.01)         3.85         3.84           --        .73            .73
1996...........      19.51          (.14)         2.25         2.11           --       1.17           1.17
1997...........      20.45          (.15)         3.29         3.14           --       1.90           1.90
1998(a)........      21.69          (.13)        (4.22)       (4.35)          --         --             --
----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------
                                                      R A T I O S / S U P P L E M E N T A L   D A T A
                            ----------------------------------------------------------------------------------------------------
                 ---------
                                                                                       RATIO TO AVERAGE NET
                                                           RATIO TO AVERAGE           ASSETS BEFORE EXPENSES
                                                             NET ASSETS++                WAIVED OR ASSUMED
                 NET ASSET              NET ASSETS     ------------------------     ---------------------------
                     VALUE     TOTAL        END OF                          NET                             NET        PORTFOLIO
                 ---------    RETURN        PERIOD                   INVESTMENT                      INVESTMENT         TURNOVER
                       END        **           (IN     EXPENSES          INCOME       EXPENSES           INCOME             RATE
                 OF PERIOD       (%)     MILLIONS)          (%)             (%)            (%)              (%)              (%)
     ----------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND***
CLASS A
1993(d)........  $   12.15      4.23          $ 16          .81             .96           2.03             (.26)              52
1994(d)........      11.78     (2.05)            8          .90             .45           2.32             (.97)              29
1995(d)........      14.58     24.59             9         1.34             .48           2.36             (.55)             106
1996(d)........      15.29     11.64            14         1.57             .36           2.15             (.21)             118
1997(d)........      18.56     27.09            26         1.50            (.21)          1.94             (.65)              90
1998(c)........      14.53    (16.42)           30         1.50+           (.25)+         1.89+            (.64)+            102
CLASS B
1995(e)........      14.51     20.62            .3         2.29+           (.03)+         3.79+           (1.53)+            106
1996(d)........      15.10     10.80             1         2.30            (.37)          3.03            (1.10)             118
1997(d)........      18.23     26.17             3         2.20            (.91)          2.64            (1.35)              90
1998(c)........      14.17    (16.91)            4         2.20+           (.95)+         2.59+           (1.34)+            102
----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1993...........  $   18.00     20.52          $ 59         1.55            (.63)          1.89             (.96)              71
1994...........      16.43     (3.66)           90         1.65            (.26)          1.90             (.51)              53
1995...........      19.63     23.92           125         1.60            (.08)          1.85             (.33)              80
1996...........      20.73     11.56           158         1.59            (.13)          1.84             (.38)              99
1997...........      22.18     16.15           194         1.53            (.45)          1.78             (.70)              84
1998(a)........      17.83    (19.61)          160         1.53+           (.32)+         1.75+            (.54)+             70
CLASS B
1995(b)........      19.51     23.42             5         2.33+           (.81)+         2.59+           (1.07)+             80
1996...........      20.45     10.81            10         2.38            (.92)          2.55            (1.09)              99
1997...........      21.69     15.34            17         2.23           (1.15)          2.48            (1.40)              84
1998(a)........      17.34    (20.06)           15         2.23+          (1.02)+         2.45+           (1.24)+             70
----------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
GLOBAL FUND
CLASS A
1993...........  $    5.11  $        .01  $       1.16  $      1.17  $       .01  $      --  $         .01
1994...........       6.27           .03          (.27)        (.24)         .03        .16            .19
1995...........       5.84           .03          1.01         1.04          .04        .27            .31
1996...........       6.57           .04           .91          .95          .04        .89            .93
1997...........       6.59           .03           .50          .53          .03        .68            .71
1998(a)........       6.41           .01          (.09)        (.08)          --         --             --
CLASS B
1995(b)........       5.76           .03          1.05         1.08          .03        .27            .30
1996...........       6.54          (.01)          .88          .87          .02        .88            .90
1997...........       6.51          (.01)          .49          .48           --        .68            .68
1998(a)........       6.31          (.03)         (.09)        (.12)          --         --             --
----------------------------------------------------------------------------------------------------------

+ Annualized
++ Net of expenses waived or assumed by the investment adviser (Note 3)
* Commencement of operations of Class A shares.
** Calculated without sales charges
***Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to
    December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a) For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c) For the period November 1, 1997 to September 30, 1998.
(d) For the fiscal year ended October 31.
(e) For the period January 12, 1995 (date Class B shares first offered) to October 31, 1995.

                       See notes to financial statements

    ------------------------------------------------------------------------------------------------------------------------
                                                      R A T I O S / S U P P L E M E N T A L   D A T A
                            ----------------------------------------------------------------------------------------------------
                 ---------
                                                                                       RATIO TO AVERAGE NET
                                                           RATIO TO AVERAGE           ASSETS BEFORE EXPENSES
                                                             NET ASSETS++                WAIVED OR ASSUMED
                 NET ASSET              NET ASSETS     ------------------------     ---------------------------
                     VALUE     TOTAL        END OF                          NET                             NET        PORTFOLIO
                 ---------    RETURN        PERIOD                   INVESTMENT                      INVESTMENT         TURNOVER
                       END        **           (IN     EXPENSES          INCOME       EXPENSES           INCOME             RATE
                 OF PERIOD       (%)     MILLIONS)          (%)             (%)            (%)              (%)              (%)
    ------------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
CLASS A
1993...........  $    6.27     22.97          $210         1.87             .27            N/A              N/A               41
1994...........       5.84     (3.78)          214         1.84             .45            N/A              N/A               56
1995...........       6.57     17.83           228         1.83             .55            N/A              N/A               47
1996...........       6.59     14.43           263         1.83             .50            N/A              N/A               73
1997...........       6.41      7.98           277         1.82             .41            N/A              N/A               70
1998(a)........       6.33     (1.25)          261         1.82+            .12+           N/A              N/A               82
CLASS B
1995(b)........       6.54     18.80             1         2.56+           (.19)+          N/A              N/A               47
1996...........       6.51     13.33             5         2.54            (.21)           N/A              N/A               73
1997...........       6.31      7.36            10         2.52            (.29)           N/A              N/A               70
1998(a)........       6.19     (1.90)           12         2.52+           (.58)+          N/A              N/A               82
------------------------------------------------------------------------------------------------------------------------

+ Annualized
++ Net of expenses waived or assumed by the investment adviser (Note 3)
* Commencement of operations of Class A shares.
** Calculated without sales charges
***Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to
    December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a) For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c) For the period November 1, 1997 to September 30, 1998.
(d) For the fiscal year ended October 31.
(e) For the period January 12, 1995 (date Class B shares first offered) to October 31, 1995.

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Boards of Directors/Trustees of First Investors Series Fund,
First Investors Series Fund II, Inc.
First Investors Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the First Investors Blue Chip Fund, Special Situations Fund and Total Return Fund (each a series of First Investors Series
Fund), the Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund (each a series of First Investors Series Fund II, Inc.), and First Investors Global Fund, Inc. as of September 30, 1998, the related statement of operations, the statement of changes in net assets and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Investors Blue Chip Fund, Special Situations Fund, Total Return Fund, Growth & Income Fund, Mid-Cap Opportunity Fund, Utilities Income Fund and Global Fund at September 30, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 30, 1998

FIRST INVESTORS

DIRECTORS
-------------------------------

JAMES J. COY (Emeritus)

GLENN O. HEAD

KATHRYN S. HEAD

LARRY R. LAVOIE

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------

GLENN O. HEAD
President

NANCY W. JONES
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS

SHAREHOLDER INFORMATION
----------------------------------

INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

SUBADVISER (Global Fund Only)
WELLINGTON MANAGEMENT COMPANY, LLP
75 State Street
Boston, MA 02109

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

CUSTODIAN (Global Fund Only)
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Funds' practice to mail only one copy of the annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.

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